Exhibit 4.18

TWELFTH SUPPLEMENTAL INDENTURE

TWELFTH SUPPLEMENTAL INDENTURE, dated as of September 22, 2025 (this “Supplemental Indenture”), by and between SANTANDER UK GROUP HOLDINGS PLC, a public limited company incorporated in England and Wales (the “Issuer”) and CITIBANK, N.A., a national banking association incorporated in the United States, as trustee (the “Trustee”), having its Corporate Trust Office at 388 Greenwich Street, New York, New York 10013.

W I T N E S S E T H:

WHEREAS, the Issuer and Wells Fargo Bank, National Association (the “Former Trustee”) have executed and delivered an Amended and Restated Indenture dated as of April 18, 2017 (as heretofore supplemented and amended, the “Base Indenture” and, together with this Supplemental Indenture, the “Indenture”);

WHEREAS, Section 6.11(a) of the Base Indenture provides that any successor trustee appointed with respect to all Senior Debt Securities shall, in accordance with the Base Indenture execute, acknowledge and deliver to the Issuer and to the retiring trustee an instrument accepting such appointment under the Base Indenture, and thereupon the resignation of the retiring trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of the retiring trustee;

WHEREAS, in satisfaction of Section 6.11(a) of the Base Indenture, the Issuer, the Former Trustee and the Trustee entered into an Agreement of Resignation, Appointment and Acceptance, dated as of March 4, 2021, whereby the Former Trustee resigned as trustee, and the Trustee was appointed, and accepted its appointment, as trustee under the Indenture;

WHEREAS, Section 9.01(f) of the Base Indenture provides that the Issuer and the Trustee may enter into a supplemental indenture to establish the forms or terms of the Senior Debt Securities of any series without the consent of Holders as permitted under Sections 2.01 or 3.01 of the Base Indenture;

WHEREAS, the Issuer desires to issue the following series of Senior Debt Securities pursuant to the Base Indenture (as supplemented and amended by this Supplemental Indenture): (i) $1,350,000,000 4.320% Fixed Rate/Floating Rate Notes due 2029 (the “2029 Notes”); (ii) 1,000,000,000 5.136% Fixed Rate/Floating Rate Notes due 2036 (the “2036 Notes” and, together with the 2029 Notes, the “Fixed Rate/Floating Rate Notes”); and (iii) $400,000,000 Floating Rate Notes due 2029 (the “Floating Rate Notes,” and, together with the 2029 Notes and the 2036 Notes, the “Notes”;

WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid and binding instrument in accordance with the terms of the Indenture have been performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized;

NOW, THEREFORE, each party agrees as follows for the benefit of the other parties and the equal and ratable benefit of the Holders of the Notes.

Article 1
DEFINITIONS

Section 1.01.          Definition of Terms. For all purposes of this Supplemental Indenture:

(a)            capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Base Indenture;

(b)            all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(c)            the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

(d)            the section headings herein are for convenience only and shall not affect the construction of this Supplemental Indenture; and

(e)            the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

Section 1.02.          Supplemental Definitions. The following definitions shall apply to the Notes only:

(a)            “2029 Notes” has the meaning set forth in the recitals to this Supplemental Indenture.

(b)            “2029 Notes Fixed Rate Period” has the meaning set forth in Section 3.01(a) of this Supplemental Indenture.

(c)            “2029 Notes Floating Interest Rate” has the meaning set forth in Section 3.01(a) of this Supplemental Indenture.

(d)            “2029 Notes Floating Rate Period” has the meaning set forth in Section 3.01(a) of this Supplemental Indenture.

(e)            “2029 Notes Floating Rate Period Interest Payment Date” means each of December 22, 2028, March 22, 2029, June 22, 2029 and the 2029 Notes Maturity Date.

(f)            “2029 Notes Initial Interest Rate” has the meaning set forth in Section 3.01(a) of this Supplemental Indenture.

(g)            “2029 Notes Margin” has the meaning set forth in Section 3.01(a) of this Supplemental Indenture.

(h)            “2029 Notes Maturity Date” means September 22, 2029.

(i)            “2029 Notes Par Redemption Date” means September 22, 2028.

(j)            “2036 Notes” has the meaning set forth in the recitals to this Supplemental Indenture.

(k)            “2036 Notes Fixed Rate Period” has the meaning set forth in Section 3.01(b) of this Supplemental Indenture.

(l)            “2036 Notes Floating Interest Rate” has the meaning set forth in Section 3.01(b) of this Supplemental Indenture.

(m)            “2036 Notes Floating Rate Period” has the meaning set forth in Section 3.01(b) of this Supplemental Indenture.

(n)            “2036 Notes Floating Rate Period Interest Payment Date” means each of December 22, 2035, March 22, 2036, June 22, 2036 and the 2036 Notes Maturity Date.

(o)            “2036 Notes Initial Interest Rate” has the meaning set forth in Section 3.01(b) of this Supplemental Indenture.

(p)            “2036 Notes Margin” has the meaning set forth in Section 3.01(b) of this Supplemental Indenture.

(q)            “2036 Notes Maturity Date means September 22, 2036.

(r)            “2036 Notes Par Redemption Date” means September 22, 2035.

(s)            “Base Indenture” has the meaning set forth in the recitals to this Supplemental Indenture.

(t)            “Benchmark” has the meaning set forth in Section 3.03(a) of this Supplemental Indenture.

(u)            “Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Issuer or its designee (in consultation with the Issuer) as of the Benchmark Replacement Date:

(1)            the sum of: (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor (if any) and (b) the Benchmark Replacement Adjustment;

(2)            the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; and

(3)            the sum of: (a) the alternate rate of interest that has been selected by the Issuer or the Issuer’s designee (in consultation with the Issuer) as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

(v)            “Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Issuer or its designee (in consultation with the Issuer) as of the Benchmark Replacement Date:

(1)            the spread adjustment (which may be a positive or negative value or zero) that has been (i) selected or recommended by the Relevant Governmental Body or (ii) determined by the Issuer or its designee (in consultation with the Issuer) in accordance with the method for calculating or determining such spread adjustment that has been selected or recommended by the Relevant Governmental Body, in each case for the applicable Unadjusted Benchmark Replacement;

(2)            if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment;

(3)            the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Issuer or its designee (in consultation with the Issuer) giving due consideration to industry-accepted spread adjustments (if any), or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time.

(w)           “Benchmark Replacement Conforming Changes” has the meaning set forth in Section 3.05(b) of this Supplemental Indenture.

(x)            “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)            in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (A) the date of the public statement or publication of information referenced therein and (B) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or

(2)            in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

(y)            “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1)            a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;

(2)            a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or

(3)            a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

(z)            “Benchmark Transition Provisions” has the meaning set forth in Section 3.05 of this Supplemental Indenture.

(aa)          “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in the City of New York or London, England are authorized or required by law, regulation or executive order to close.

(bb)         “Calculation Agent” means Citibank, N.A., or its successor appointed by the Issuer.

(cc)          “Capital Rules” means at any time the regulations, requirements, guidelines and policies relating to capital resources requirements or capital adequacy then in effect and applicable to the Group (including, without limitation, any regulations, requirements, guidelines and policies of the Regulator as may from time to time be applicable to the Group).

(dd)         “Compounded SOFR Index Rate” has the meaning set forth in Section 3.03(b) of this Supplemental Indenture.

(ee)          “Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustments) as the applicable tenor for the then-current Benchmark.

(ff)           “designee” means an Affiliate or any other agent of the Issuer.

(gg)         “Fixed Rate/Floating Rate Notes” has the meaning set forth in the recitals to this Supplemental Indenture.

(hh)         “Fixed Rate/Floating Rate Notes Floating Rate Interest Period” means either the 2029 Notes Floating Rate Period or the 2036 Notes Floating Rate Period, as applicable.

(ii)            “Fixed Rate Period” means either the 2029 Notes Fixed Rate Period or the 2036 Notes Fixed Rate Period, as applicable.

(jj)            “Fixed Rate Period Interest Payment Date” means each March 22 and September 22, commencing March 22, 2026.

(kk)          “Floating Rate Interest Period” means any of a Fixed Rate/Floating Rate Notes Floating Rate Interest Period or the Floating Rate Notes Interest Period.

(ll)            “Floating Rate Notes” has the meaning set forth in the recitals to this Supplemental Indenture.

(mm)        “Floating Rate Notes Interest Payment Date” means March 22, June 22, September 22 and December 22 of each year, beginning on December 22, 2025.

(nn)         “Floating Rate Notes Interest Period” means the period beginning on (and including) a Floating Rate Notes Interest Payment Date and ending on (but excluding) the next succeeding Floating Rate Notes Interest Payment Date; provided that the first Floating Rate Notes Interest Period will begin on (and include) the Issue Date and will end on (but exclude) the first Floating Rate Notes Interest Payment Date.

(oo)         “Floating Rate Notes Margin” has the meaning set forth in Section 3.01(c).

(pp)         “Floating Rate Notes Maturity Date” means September 22, 2029.

(qq)         “Floating Rate Notes Par Redemption Date” means September 22, 2028.

(rr)           “Floating Rate Period Interest Payment Date” means any Floating Rate Notes Interest Payment Date and Fixed Rate/Floating Rate Notes Floating Rate Interest Period Interest Payment Date, as applicable.

(ss)          “Former Trustee” has the meaning set forth in the recitals to this Supplemental Indenture.

(tt)           “Group” means the Issuer and each other entity which is part of the: (i) UK prudential consolidation group (as that term, or its successor, is used in the Capital Rules); and/or (ii) resolution group (as that term, or its successor, is used in the Loss Absorption Regulations), of which the Issuer is part from time to time (as applicable).

(uu)         “Indenture” has the meaning set forth in the recitals to this Supplemental Indenture.

(vv)         “Interest Determination Date” means the second U.S. Government Securities Business Day preceding the applicable Floating Rate Period Interest Payment Date.

(ww)        “Interest Payment Date” means any Floating Rate Period Interest Payment Date or Fixed Rate Period Interest Payment Date, as applicable.

(xx)           “ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. (“ISDA”) or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

(yy)         “ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

(zz)           “ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

(aaa)        “Issue Date” has the meaning set forth in Section 2.01(c) of this Supplemental Indenture.

(bbb)       “Issuer” has the meaning set forth in the introduction to this Supplemental Indenture.

(ccc)        “Loss Absorption Disqualification Event” means:

(1)            at the time that any Loss Absorption Regulation becomes effective after the date of issuance of a given series of Senior Debt Securities, and as a result of such Loss Absorption Regulation becoming so effective, in each case with respect to the Issuer and/or the Group, such Senior Debt Securities are not or will not be eligible to qualify in full towards the Issuer’s and/or the Group’s minimum requirements for (A) own funds and eligible liabilities and/or (B) loss absorbing capacity instruments; or

(2)            as a result of any amendment to, or change in, any Loss Absorption Regulation, or any change in the application or official interpretation of any Loss Absorption Regulation, in any such case becoming effective on or after the date of issuance of a given series of Senior Debt Securities, such Senior Debt Securities are or will be fully or partially excluded from the Issuer’s and/or the Group’s minimum requirements for (A) own funds and eligible liabilities and/or (B) loss absorbing capacity instruments, in each case as such minimum requirements are applicable to the Issuer and/or the Group and determined in accordance with, and pursuant to, the relevant Loss Absorption Regulations; provided that a Loss Absorption Disqualification Event shall not occur where the exclusion of such Senior Debt Securities from the relevant minimum requirement(s) is due to the remaining maturity of such Senior Debt Securities being less than any period prescribed by any applicable eligibility criteria for such minimum requirements under the relevant Loss Absorption Regulations effective with respect to the Issuer and/or the Group on the date of issuance of such Senior Debt Securities.

(ddd)       “Loss Absorption Disqualification Event Call Option” means the Issuer’s option, subject to the satisfaction of the Regulatory Redemption Conditions, to redeem in whole, but not in part, any series of Senior Debt Securities at any time at a redemption price equal to 100% of the principal amount, together with accrued but unpaid interest, if any, in respect of such series of Senior Debt Securities to (but excluding) the Loss Absorption Disqualification Redemption Date, upon the occurrence of a Loss Absorption Disqualification Event which is continuing.

(eee)        “Loss Absorption Disqualification Redemption Date” means the date fixed for redemption pursuant to an exercise by the Issuer of the Loss Absorption Disqualification Event Call Option.

(fff)          “Loss Absorption Regulations” means, at any time, the laws, regulations, requirements, guidelines, rules, standards and policies relating to minimum requirements for own funds and eligible liabilities and/or loss absorbing capacity instruments of the United Kingdom, the PRA, the United Kingdom resolution authority, the Financial Stability Board and/or any regulations, requirements, guidelines, rules, standards and policies relating to minimum requirements for own funds and eligible liabilities and/or loss absorbing capacity instruments adopted or applied by the PRA and/or the UK resolution authority from time to time (whether or not such regulations, requirements, guidelines, rules, standards or policies are applied generally or specifically to the Issuer or the Group).

(ggg)       “Maturity Date” means any of the 2029 Notes Maturity Date, the 2036 Notes Maturity Date or the Floating Rate Notes Maturity Date, as applicable.

(hhh)       “Notes” has the meaning set forth in the recitals to this Supplemental Indenture.

(iii)           “NY Federal Reserve’s website” means the website of the Federal Reserve Bank of New York (the “NY Federal Reserve”), currently at http://www.newyorkfed.org, or any successor website of the NY Federal Reserve or the website of any successor administrator of the Secured Overnight Financing Rate.

(jjj)           “Observation Period” has the meaning set forth in Section 3.03(b) of this Supplemental Indenture.

(kkk)        “Par Redemption Date” means any of the 2029 Notes Par Redemption Date, the 2036 Notes Par Redemption Date or the Floating Rate Notes Par Redemption Date, as applicable;

(lll)           “PRA” means the Prudential Regulation Authority as defined in the Financial Services and Markets Act 2000, as amended, modified, re-enacted or replaced from time to time.

(mmm)     “Reference Time” means (1) if the Benchmark is Compounded SOFR Index Rate, the SOFR Determination Time, and (2) if the Benchmark is not Compounded SOFR Index Rate, the time determined by the Issuer or the Issuer’s designee (in consultation with the Issuer) in accordance with the Benchmark Replacement Conforming Changes.

(nnn)       “Regular Record Date” means the fifteenth calendar day, whether or not a Business Day, that precedes the related Interest Payment Date.

(ooo)       “Regulator” means (i) the Bank of England, in its capacity as the PRA, or such successor or other authority having primary responsibility for the prudential supervision of the Issuer and the Group; and/or (ii) the Bank of England or such other successor or other authority designated as the United Kingdom resolution authority or otherwise having primary responsibility for the resolution of financial institutions in the United Kingdom, as applicable in accordance with the Capital Rules or Loss Absorption Regulations.

(ppp)       “Regulatory Approval” means, at any time, such approval, consent or prior permission by, or notification required within prescribed periods to, the Regulator, or such waiver of the then prevailing Loss Absorption Regulations from the Regulator, as is required under the then prevailing Loss Absorption Regulations at such time.

(qqq)       “Regulatory Preconditions” means if, at the time of a redemption or purchase, the prevailing Loss Absorption Regulations permit the redemption or purchase after compliance with any pre-conditions, the Issuer having complied with such pre-conditions.

(rrr)          “Regulatory Redemption Conditions” means (1) the Issuer has obtained Regulatory Approval and (2) the Issuer is in compliance with the Regulatory Preconditions.

(sss)        “Relevant Governmental Body” means the Federal Reserve and/or the Federal Reserve Bank of New York (“NY Federal Reserve”), or a committee officially endorsed or convened by the Federal Reserve and/or the NY Federal Reserve or any successor thereto.

(ttt)          “SOFR” has the meaning set forth in Section 3.03(b) of this Supplemental Indenture.

(uuu)       “SOFR Administrator” has the meaning set forth in Section 3.03(b) of this Supplemental Indenture.

(vvv)       “SOFR Administrator’s Website” has the meaning set forth in Section 3.03(b) of this Supplemental Indenture.

(www)     “SOFR Determination Time” has the meaning set forth in Section 3.03(b) of this Supplemental Indenture.

(xxx)         “SOFR Index” has the meaning set forth in Section 3.03(b) of this Supplemental Indenture.

(yyy)       “SOFR Indexend” has the meaning set forth in Section 3.03(b) of this Supplemental Indenture.

(zzz)         “SOFR Indexstart” has the meaning set forth in Section 3.03(b) of this Supplemental Indenture.

(aaaa)      “Trustee” has the meaning set forth in the introduction to this Supplemental Indenture.

(bbbb)     “Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

(cccc)      “U.S. Government Securities Business Day” has the meaning set forth in Section 3.03(b) of this Supplemental Indenture.

Section 1.03.      A reference in this Supplemental Indenture or the Base Indenture to a provision of any law, regulation or directive of the European Union shall be construed as including a reference to such provision as the same may have been implemented, transposed, enacted or retained under the laws of the United Kingdom.

Article 2
THE NOTES

Section 2.01.

(a)            The following terms relating to the 2029 Notes are hereby established:

i	the title of the 2029 Notes shall be “4.320% Fixed Rate/Floating Rate Notes due 2029”;

ii	the principal amount of the 2029 Notes that may be authenticated and delivered under the Indenture shall not initially exceed $1,350,000,000 (except as otherwise provided in the Indenture);

iii	the principal on the 2029 Notes shall be payable on the 2029 Notes Maturity Date;

iv	during the 2029 Notes Fixed Rate Period, interest on the 2029 Notes shall be payable at the 2029 Notes Initial Interest Rate and semi-annually in arrear on each Fixed Rate Period Interest Payment Date. During the 2029 Notes Floating Rate Period, interest on the 2029 Notes shall be payable at a rate per annum determined in accordance with Article Three of this Supplemental Indenture and quarterly in arrear on each 2029 Notes Floating Rate Period Interest Payment Date. Accrual and computation of interest on the Notes shall be determined in accordance with Article Three of this Supplemental Indenture; and

v	the 2029 Notes shall not be redeemable except as provided in (i) Section 11.08 of the Base Indenture (as amended hereby), (ii) Section 11.09 of the Base Indenture (as amended hereby) and (iii) in Section 11.10 of the Base Indenture (as amended hereby), or on the 2029 Notes Maturity Date. The 2029 Notes shall not be redeemable at the option of the Holders at any time.

(b)            The following terms relating to the 2036 Notes are hereby established:

i	the title of the 2036 Notes shall be “5.136% Fixed Rate/Floating Rate Notes due 2036”;

ii	the principal amount of the 2036 Notes that may be authenticated and delivered under the Indenture shall not initially exceed $1,000,000,000 (except as otherwise provided in the Indenture);

iii	the principal on the 2036 Notes shall be payable on the 2036 Notes Maturity Date;

iv	during the 2036 Notes Fixed Rate Period, interest on the 2036 Notes shall be payable at the 2036 Notes Initial Interest Rate and semi-annually in arrear on each Fixed Rate Period Interest Payment Date. During the 2036 Notes Floating Rate Period, interest on the 2036 Notes shall be payable at a rate per annum determined in accordance with Article Three of this Supplemental Indenture and quarterly in arrear on each 2036 Notes Floating Rate Period Interest Payment Date. Accrual and computation of interest on the Notes shall be determined in accordance with Article Three of this Supplemental Indenture; and

v	the 2036 Notes shall not be redeemable except as provided in (i) Section 11.08 of the Base Indenture (as amended hereby), (ii) Section 11.09 of the Base Indenture (as amended hereby) and (iii) in Section 11.10 of the Base Indenture (as amended hereby), or on the 2036 Notes Maturity Date. The 2036 Notes shall not be redeemable at the option of the Holders at any time.

(c)            The following terms relating to the Floating Rate Notes are hereby established:

i	the title of the Floating Rate Notes shall be “Floating Rate Notes due 2029”;

ii	the principal amount of the Floating Rate Notes that may be authenticated and delivered under the Indenture shall not initially exceed $400,000,000 (except as otherwise provided in the Indenture);

iii	the principal on the Floating Rate Notes shall be payable on the Floating Rate Notes Maturity Date;

iv	from (and including) the Issue Date to (but excluding) the Floating Rate Notes Maturity Date, interest on the Floating Rate Notes shall be payable at a rate per annum determined in accordance with Article Three of this Supplemental Indenture and quarterly in arrear on each Floating Rate Notes Interest Payment Date. Accrual and computation of interest on the Floating Rate Notes shall be determined in accordance with Article Three of this Supplemental Indenture; and

v	the Floating Rate Notes shall not be redeemable except as provided in (i) Section 11.08 of the Base Indenture (as amended hereby), (ii) Section 11.09 of the Base Indenture (as amended hereby) and (iii) in Section 11.10 of the Base Indenture (as amended hereby), or on the Floating Rate Notes Maturity Date. The Floating Rate Notes shall not be redeemable at the option of the Holders at any time.

Section 2.02.          The following additional terms relating to the Notes are hereby established:

(a)            the Notes shall be issued on the Issue Date;

(b)            principal of, and any interest on, the Notes shall be paid to the Holder through the Trustee, having offices in New York, New York;

(c)            the Issuer shall have no obligation to redeem or purchase the Notes pursuant to any sinking fund or analogous provision;

(d)            the Notes shall be issued only in denominations of $200,000 and integral multiples of $1,000 in excess thereof;

(e)            the Notes shall be denominated in U.S. dollars;

(f)            the payment of principal of, and interest on, the Notes shall be payable only in the coin or currency in which the Notes are denominated which, pursuant to clause (e) above, shall be U.S. dollars;

(g)            the Notes will be subject to, and each Holder (including each holder of a beneficial interest in the Notes) acknowledges, accepts, agrees and consents that the Notes will be subject to, the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority. Each Holder of Notes (including each holder of a beneficial interest in the Notes) acknowledges, accepts, agrees to be bound by and consents to (i) the effect of the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority and (ii) the variation, if necessary, of the terms of the Notes to give effect to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority, pursuant to Article Twelve of the Base Indenture;

(h)            the Notes will be issued in the form of one or more Global Securities in registered form, without coupons attached, and the initial Holder with respect to each such Global Security shall be Cede & Co., as nominee of DTC;

(i)             except in limited circumstances, the Notes will not be issued in definitive form; and

(j)             the form of the Notes shall be evidenced by one or more Global Securities in registered form substantially in the form of Exhibit A, Exhibit B or Exhibit C to this Supplemental Indenture, as applicable.

Article 3
INTEREST CALCULATIONS IN RESPECT OF THE NOTES

Section 3.01.

(a)            With respect to the 2029 Notes:

i	From (and including) the Issue Date to (but excluding) September 22, 2028 (the “2029 Notes Fixed Rate Period”), interest on the 2029 Notes will be payable at a rate of 4.320% per annum (the “2029 Notes Initial Interest Rate”). During the 2029 Notes Fixed Rate Period, interest on the 2029 Notes will be payable semi-annually in arrear on each Fixed Rate Period Interest Payment Date.

ii	From (and including) September 22, 2028 to (but excluding) the 2029 Notes Maturity Date (the “2029 Notes Floating Rate Period”), the interest rate on the 2029 Notes will be equal to the Benchmark plus 1.070% per annum (the “2029 Notes Margin”) (the “2029 Notes Floating Interest Rate”). During the 2029 Notes Floating Rate Period, interest on the 2029 Notes will be payable quarterly in arrear on each 2029 Notes Floating Rate Period Interest Payment Date. The 2029 Notes Floating Interest Rate will be calculated quarterly on the applicable Interest Determination Date.

iii	During the 2029 Notes Fixed Rate Period:

a.	The 2029 Notes Initial Interest Rate will be calculated on the basis of twelve 30-day months or, in the case of an incomplete month, the actual number of days elapsed, in each case assuming a 360-day year.

b.	If any scheduled Fixed Rate Period Interest Payment Date is not a Business Day, such Fixed Rate Period Interest Payment Date will be postponed to the next day that is a Business Day, but interest on that payment will not accrue during the period from and after the scheduled Fixed Rate Period Interest Payment Date.

iv	During the 2029 Notes Floating Rate Period:

a.	Interest on the 2029 Notes will be calculated on the basis of the actual number of days in each 2029 Notes Floating Rate Period, assuming a 360-day year.

b.	If any scheduled 2029 Notes Floating Rate Period Interest Payment Date (other than the 2029 Notes Maturity Date) is not a Business Day, such 2029 Notes Floating Rate Period Interest Payment Date will be postponed to the next day that is a Business Day; provided that if that Business Day falls in the next succeeding calendar month, such 2029 Notes Floating Rate Period Interest Payment Date will be the immediately preceding Business Day. If any such 2029 Notes Floating Rate Period Interest Payment Date (other than the 2029 Notes Maturity Date) is postponed or brought forward as described above, the payment of interest due on such postponed or brought forward 2029 Notes Floating Rate Period Interest Payment Date will include interest accrued to but excluding such postponed or brought forward 2029 Notes Floating Rate Period Interest Payment Date will include interest accrued to but excluding such postponed or brought forward 2029 Notes Floating Rate Period Interest Payment Date.

(b)            With respect to the 2036 Notes:

i	From (and including) the Issue Date to (but excluding) September 22, 2035 (the “2036 Notes Fixed Rate Period”), interest on the 2036 Notes will be payable at a rate of 5.136% per annum (the “2036 Notes Initial Interest Rate”). During the 2036 Notes Fixed Rate Period, interest on the 2036 Notes will be payable semi-annually in arrear on each Fixed Rate Period Interest Payment Date.

ii	From (and including) September 22, 2035 to (but excluding) the 2036 Notes Maturity Date (the “2036 Notes Floating Rate Period”), the interest rate on the 2036 Notes will be equal to the Benchmark plus 1.578% per annum (the “2036 Notes Margin”) (the “2036 Notes Floating Interest Rate”). During the 2036 Notes Floating Rate Period, interest on the 2036 Notes will be payable quarterly in arrear on each 2036 Notes Floating Rate Period Interest Payment Date. The 2036 Notes Floating Interest Rate will be calculated quarterly on the applicable Interest Determination Date.

iii	During the 2036 Notes Fixed Rate Period:

a.	The 2036 Notes Initial Interest Rate will be calculated on the basis of twelve 30-day months or, in the case of an incomplete month, the actual number of days elapsed, in each case assuming a 360-day year.

b.	If any scheduled Fixed Rate Period Interest Payment Date is not a Business Day, such Fixed Rate Period Interest Payment Date will be postponed to the next day that is a Business Day, but interest on that payment will not accrue during the period from and after the scheduled Fixed Rate Period Interest Payment Date.

iv	During the 2036 Notes Floating Rate Period:

a.	Interest on the 2036 Notes will be calculated on the basis of the actual number of days in each 2036 Notes Floating Rate Period, assuming a 360-day year.

b.	If any scheduled 2036 Notes Floating Rate Period Interest Payment Date (other than the 2036 Maturity Date) is not a Business Day, such 2036 Notes Floating Rate Period Interest Payment Date will be postponed to the next day that is a Business Day; provided that if that Business Day falls in the next succeeding calendar month, such 2036 Notes Floating Rate Period Interest Payment Date will be the immediately preceding Business Day. If any such 2036 Notes Floating Rate Period Interest Payment Date (other than the 2036 Notes Maturity Date) is postponed or brought forward as described above, the payment of interest due on such postponed or brought forward 2036 Notes Floating Rate Period Interest Payment Date will include interest accrued to but excluding such postponed or brought forward 2036 Notes Floating Rate Period Interest Payment Date will include interest accrued to but excluding such postponed or brought forward 2036 Notes Floating Rate Period Interest Payment Date.

(c)            With respect to the Floating Rate Notes:

i	From (and including) the Issue Date to (but excluding) the Floating Rate Notes Maturity Date, the interest rate on the Floating Rate Notes will be equal to the Benchmark plus 1.070% per annum (the “Floating Rate Notes Margin”) (the “Floating Rate Notes Interest Rate”). Interest on the Floating Rate Notes will be payable quarterly in arrear on each Floating Rate Notes Interest Payment Date. The Floating Rate Notes Interest Rate will be calculated quarterly on each applicable Interest Determination Date.

ii	Interest on the Floating Rate Notes will be calculated on the basis of the actual number of days in each Floating Rate Notes Interest Period, assuming a 360-day year.

iii	If any scheduled Floating Rate Notes Interest Payment Date (other than the Floating Rate Notes Maturity Date) is not a Business Day, such Floating Rate Notes Interest Payment Date will be postponed to the next day that is a Business Day; provided that if that Business Day falls in the next succeeding calendar month, such Floating Rate Notes Interest Payment Date will be the immediately preceding Business Day. If any such Floating Rate Notes Interest Payment Date (other than the Floating Rate Notes Maturity Date) is postponed or brought forward as described above, the payment of interest due on such postponed or brought forward Floating Rate Notes Interest Payment Date will include interest accrued to but excluding such postponed or brought forward Floating Rate Notes Interest Payment Date will include interest accrued to but excluding such postponed or brought forward Floating Rate Notes Interest Payment Date.

Section 3.02.

(a)            The regular record dates for interest on the Notes will be the fifteenth calendar day preceding each Interest Payment Date, whether or not a Business Day.

(b)            If the applicable Maturity Date or date of redemption or repayment of the applicable series of Notes is not a Business Day, the Issuer may pay interest and principal on the next succeeding Business Day, but interest on that payment will not accrue during the period from and after the applicable Maturity Date or date of redemption or repayment of the applicable series of Notes.

(c)            If a date of redemption or repayment of the 2029 Notes that falls within the 2029 Notes Floating Rate Period, a date of redemption or repayment of the 2036 Notes that falls within the 2036 Notes Floating Rate Period or a date of redemption or repayment of the Floating Rate Notes, as applicable, does not occur on a Floating Rate Period Interest Payment Date, (i) the related Interest Determination Date shall be deemed to be the date that is two U.S. Government Securities Business Days prior to such date of redemption or repayment, (ii) the related Observation Period shall be deemed to end on (but exclude) the last U.S. Government Securities Business Day falling prior to the Interest Determination Date for such date of redemption or repayment, (iii) the Floating Rate Interest Period will be deemed to be shortened accordingly and (iv) corresponding adjustments will be deemed to be made to the Compounded SOFR Index Rate formula.

Section 3.03.          Calculation of the Benchmark

(a)            The “Benchmark” means, initially, Compounded SOFR Index Rate; provided that if a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

(b)            “Compounded SOFR Index Rate” means in relation to a Floating Rate Interest Period, the rate computed by the Calculation Agent in accordance with the following formula (and the resulting percentage will be rounded if necessary to the nearest fifth decimal place):

Where:

“d” is the number of calendar days from (and including) SOFR IndexStart to (but excluding) SOFR IndexEnd (being the number of calendar days in the Observation Period);

“SOFR IndexStart” is the SOFR Index value for the day which is two U.S. Government Securities Business Days preceding the first date of the relevant Floating Rate Interest Period;

“SOFR IndexEnd” is the SOFR Index value for the day which is two U.S. Government Securities Business Days preceding the Floating Rate Period Interest Payment Date relating to such Floating Rate Interest Period;

“SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1)            the SOFR Index value as published by the SOFR Administrator as such index appears on the SOFR Administrator’s Website at the SOFR Determination Time; provided that:

(2)            if a SOFR Index value does not so appear as specified in (1) above at the SOFR Determination Time, then (i) if a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, then Compounded SOFR Index Rate shall be the rate determined pursuant to the “SOFR Index Unavailability” provisions below or (ii) if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred in respect of SOFR, then Compounded SOFR Index Rate shall be the rate determined pursuant to the “Benchmark Transition Provisions” below.

“SOFR” means, with respect to any U.S. Government Securities Business Day, the rate determined by the Calculation Agent in accordance with the following provisions:

(1)            the Secured Overnight Financing Rate published for such U.S. Government Securities Business Day as such rate appears on the NY Federal Reserve’s website on the immediately following U.S. Government Securities Business Day at the SOFR Determination Time.

(2)            if the rate does not so appear, the Secured Overnight Financing Rate published on the NY Federal Reserve’s website for the first preceding U.S. Government Securities Business Day for which the Secured Overnight Financing Rate was published on the NY Federal Reserve’s website.

“NY Federal Reserve’s website” means the website of the Federal Reserve Bank of New York (the “NY Federal Reserve”), currently at http://www.newyorkfed.org, or any successor website of the NY Federal Reserve or the website of any successor administrator of the Secured Overnight Financing Rate.

“Observation Period” means, in respect of each Floating Rate Interest Period, the period from (and including) the day falling two U.S. Government Securities Business Days prior to the first day of the relevant Floating Rate Interest Period to (but excluding) the day falling two U.S. Government Securities Business Days prior to the relevant Floating Rate Period Interest Payment Date for such Floating Rate Interest Period.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of SOFR).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source.

“SOFR Determination Time” means, with respect to any U.S. Government Securities Business Day, 3:00 p.m. (New York City time) on such U.S. Government Securities Business Day.

“U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association (SIFMA) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

(c)            Notwithstanding clauses (1) and (2) of the definition of “SOFR” above, if the Issuer or the Issuer’s designee (in consultation with the Issuer) determines on or prior to the relevant Interest Determination Date that a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR, then Section 3.05 of this Supplemental Indenture will thereafter apply to all determinations of the rate of interest payable on the 2029 Notes during the 2029 Notes Floating Rate Period, on the 2036 Notes during the 2036 Notes Floating Rate Period and/or on the Floating Rate Notes, as applicable.

(d)            In accordance with and subject to Section 3.05 of this Supplemental Indenture, after a Benchmark Transition Event and related Benchmark Replacement Date have occurred, the amount of interest that will be payable for each interest period on: (i) the 2029 Notes during the 2029 Notes Floating Rate Period will be determined by reference to a rate per annum equal to the Benchmark Replacement plus the 2029 Notes Margin; (ii) the 2036 Notes during the 2036 Notes Floating Rate Period will be determined by reference to a rate per annum equal to the Benchmark Replacement plus the 2036 Notes Margin; and (iii) the Floating Rate Notes will be determined by reference to a rate per annum equal to the Benchmark Replacement plus the Floating Rate Notes Margin.

(e)            All percentages resulting from any calculation of any interest rate for the Notes will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all dollar amounts would be rounded to the nearest cent, with one-half cent being rounded upward.

Section 3.04.          SOFR Index Unavailability

(a)            If SOFR IndexStart or SOFR IndexEnd is not published on the relevant Interest Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, “Compounded SOFR Index Rate” will mean, for the relevant interest period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR Averages, and definitions required for such formula, published on the SOFR Administrator’s Website at https:// www.newyorkfed.org/markets/treasury repo reference rates information (or such successor website).

(b)            For the purposes of this provision, references in the SOFR Averages compounding formula and related definitions to “calculation period” shall be replaced with “Observation Period” and the words “that is, 30-, 90-, or 180- calendar days” shall be removed. If the daily SOFR (“SOFRi”) does not so appear for any day, “i” in the Observation Period, SOFRi for such day “i” shall be SOFR published in respect of the first preceding U.S. Government Securities Business Day for which SOFR was published on the SOFR Administrator’s Website.

Section 3.05.          Benchmark Transition Provisions

(a)            If the Issuer or the Issuer’s designee (in consultation with the Issuer) determines that a Benchmark Transition Event and related Benchmark Replacement Date have occurred prior to the applicable Reference Time in respect of any determination of the Benchmark on any date, the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the 2029 Notes during the 2029 Notes Floating Rate Period, the 2036 Notes during the 2036 Notes Floating Rate Period and/or the Floating Rate Notes, as applicable, in respect of such determination on such date and all determinations on all subsequent dates; provided that, if the Issuer or its designee (in consultation with the Issuer) are unable to or do not determine a Benchmark Replacement in accordance with the provisions below prior to 5:00 p.m. (New York time) on the relevant Interest Determination Date, the interest rate for the related Floating Rate Interest Period will be equal to the interest rate in effect for the immediately preceding Floating Rate Interest Period or, in the case of the Interest Determination Date prior to: (i) the first 2029 Notes Floating Rate Period Interest Payment Date, the 2029 Notes Initial Interest Rate; (ii) the first 2036 Notes Floating Rate Period Interest Payment Date, the 2036 Notes Initial Interest Rate; and (iii) the first Floating Rate Notes Interest Payment Date, the initial rate of interest which would have been applicable to the Floating Rate Notes for the first Floating Rate Notes Interest Period had the Floating Rate Notes been outstanding for a period equal in duration to the scheduled first Floating Rate Notes Interest Period but ending on (and excluding) the Issue Date (and applying the Floating Rate Notes Margin), as applicable.

(b)            In connection with the implementation of a Benchmark Replacement, the Issuer or the Issuer’s designee (in consultation with the Issuer) will have the right to make changes to (1) any Interest Determination Date, Floating Rate Period Interest Payment Date, Reference Time, business day convention or Floating Rate Interest Period, (2) the manner, timing and frequency of determining the rate and amounts of interest that are payable on the 2029 Notes during the 2029 Notes Floating Rate Period, on the 2036 Notes during the 2036 Notes Floating Rate Period or on the Floating Rate Notes, as the case may be, and the conventions relating to such determination and calculations with respect to interest, (3) rounding conventions, (4) tenors and (5) any other terms or provisions of the 2029 Notes during the 2029 Notes Floating Rate Period, the 2036 Notes during the 2036 Notes Floating Rate Period or the Floating Rate Notes, as the case may be, in each case that the Issuer or its designee (in consultation with the Issuer) determine, from time to time, to be appropriate to reflect the determination and implementation of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Issuer or its designee (in consultation with the Issuer) decide that implementation of any portion of such market practice is not administratively feasible or determine that no market practice for use of the Benchmark Replacement exists, in such other manner as the Issuer or its designee (in consultation with the Issuer) determine is appropriate (acting in good faith)) (the “Benchmark Replacement Conforming Changes”). Any Benchmark Replacement Conforming Changes will apply to the applicable series of Notes for all future Floating Rate Interest Periods.

(c)            The Issuer will promptly give notice of the determination of the Benchmark Replacement, the Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes to the Trustee, the Paying Agent, the Calculation Agent and the Holders; provided that failure to provide such notice will have no impact on the effectiveness of, or otherwise invalidate, any such determination.

(d)            All determinations, decisions, elections and any calculations made by the Issuer or the Issuer’s designee for the purposes of determining the Benchmark Replacement, the Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes will be conclusive and binding on the Holders, the Issuer, the Calculation Agent, the Trustee and the Paying Agent, absent manifest error. If made by the Issuer’s designee, such determinations, decisions, elections and calculations will be made after consulting with the Issuer, and the Issuer’s designees will not make any such determination, decision, election or calculation to which the Issuer objects. Notwithstanding anything to the contrary in the Indenture or the Notes, any determinations, decisions, calculations or elections made in accordance with this provision will become effective without consent from the Holders or any other party.

(e)            Any determination, decision or election relating to the Benchmark will be made by the Issuer on the basis described above. The Calculation Agent shall have no liability for not making any such determination, decision or election. In addition, the Issuer may designate an entity (which may be the Issuer’s Affiliate) to make any determination, decision or election that the Issuer has the right to make in connection with the determination of the Benchmark.

(f)            Notwithstanding any other provision of “Benchmark Transition Provisions” set forth above, no Benchmark Replacement will be adopted, nor will the applicable Benchmark Replacement Adjustment be applied, nor will any Benchmark Replacement Conforming Changes be made, if in the Issuer’s determination, the same could reasonably be expected to prejudice the qualification of the Notes as eligible liabilities or loss absorbing capacity instruments for the purposes of the Loss Absorption Regulations.

Section 3.06.          Agreement with respect to the Benchmark Replacement

(a)            By its acquisition of Notes, each Holder (which, for these purposes, includes each beneficial owner of such Notes) (i) acknowledges, accepts, consents and agrees to be bound by the Issuer’s or its designee’s determination of a Benchmark Transition Event, a Benchmark Replacement Date, the Benchmark Replacement, the Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes, including as may occur without any prior notice from the Issuer and without the need for the Issuer to obtain any further consent from such Holder, (ii) waives any and all claims, in law and/or in equity, against the Trustee, the Paying Agent and the Calculation Agent or the Issuer’s designee for, agrees not to initiate a suit against the Trustee, the Paying Agent and the Calculation Agent or the Issuer’s designee in respect of, and agrees that none of the Trustee, the Paying Agent or the Calculation Agent or the Issuer’s designee will be liable for, the determination of or the failure or delay by the Issuer to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes, and any losses suffered in connection therewith and (iii) agrees that none of the Trustee, the Paying Agent or the Calculation Agent or the Issuer’s designee will have any obligation to determine, confirm or verify any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes (including any adjustments thereto), including in the event of any failure or delay by the Issuer to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes.

Article 4
AMENDMENTS TO THE BASE INDENTURE APPLICABLE TO THE NOTES ONLY

Section 4.01.          Article 11 of the Base Indenture is hereby amended as follows, solely with respect to the Notes only:

(a)            The first paragraph of Section 11.04 of the Base Indenture is hereby amended by replacing “30” with “five (5) Business Days”.

(b)            The first paragraph of Section 11.08 of the Base Indenture is hereby amended by including the following in the first sentence after “of any series” before the comma: “and subject to the satisfaction of the Regulatory Redemption Conditions” and by replacing “on not less than 30 nor more than 60 days’ notice” with the following: “, having given notice in accordance with Section 11.04”.

(c)            Section 11.08(a) of the Base Indenture is hereby amended and restated in its entirety, as follows:

(a) in making payment under the Senior Debt Securities in respect of any interest it has or will or would on the next Interest Payment Date become obligated to pay Additional Amounts;

(d)            Sections 11.09, 11.10 and 11.11 are hereby added at the end of Article 11 of the Base Indenture as follows:

Section 11.09. Optional Redemption upon a Loss Absorption Disqualification Event. If a Loss Absorption Disqualification Event has occurred and is continuing, the Issuer may exercise the Loss Absorption Disqualification Event Call Option, having given notice in accordance with Section 11.04 to the Trustee, the Paying Agent, the Holders and the Registrar (which notice shall be irrevocable and shall specify the Loss Absorption Disqualification Redemption Date). Upon the expiry of such notice the Issuer shall be bound to redeem such Senior Debt Securities accordingly.

In any case where the Issuer shall determine that as a result of the occurrence of a Loss Absorption Disqualification Event it is entitled to exercise the Loss Absorption Disqualification Event Call Option in respect of any series of Senior Debt Securities, the Issuer shall be required to deliver to the Trustee an Officer’s Certificate stating that the relevant requirement or circumstance referred to in this Section 11.09 applies.

Section 11.10. Issuer’s Optional Redemption. The Issuer will have the option, subject to in each case the satisfaction of the Regulatory Redemption Conditions, to redeem, in whole, but not in part: (i) the 2029 Notes on the 2029 Notes Par Redemption Date, (ii) the 2036 Notes on the 2036 Notes Par Redemption Date, and (iii) the Floating Rate Notes on the Floating Rate Notes Par Redemption Date, in each case at a redemption price equal to 100% of the principal amount of the applicable series of Senior Debt Securities, plus accrued and unpaid interest thereon to, but excluding, the applicable Redemption Date, having given notice in accordance with Section 11.04.

Section 11.11. Redemption Subject to Satisfaction of Regulatory Redemption Conditions. Notwithstanding any provision or statement to the contrary in this Senior Debt Securities Indenture or the Senior Debt Securities, if required pursuant to any Loss Absorption Regulation, the Issuer may only redeem or repurchase any Senior Debt Securities prior to the applicable Maturity Date if it has satisfied the Regulatory Redemption Conditions.

Article 5
MISCELLANEOUS

Section 5.01.          Effect of this Supplemental Indenture; Ratification and Integral Part. This Supplemental Indenture shall become effective upon its execution and delivery.

Except as hereby expressly amended with respect to the Notes only, the Base Indenture is in all respects ratified and confirmed and all the terms, provisions and conditions thereof shall be and remain in full force and effect. This Supplemental Indenture shall be deemed an integral part of the Base Indenture in the manner and to the extent herein and therein provided.

Section 5.02.          Responsibility for Recitals, Etc. The recitals herein shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.

Section 5.03.          Priority. This Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided. The provisions of this Supplemental Indenture shall, with respect to the Notes and subject to the terms hereof, supersede the provisions of the Base Indenture to the extent the Base Indenture is inconsistent herewith.

Section 5.04.          Governing Law. This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, except that the authorization and execution of this Supplemental Indenture shall be governed (in addition to the laws of the State of New York relevant to execution) by the respective jurisdictions of the Issuer and the Trustee, as the case may be.

Section 5.05.          Execution and Counterparts. This Supplemental Indenture shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature, (ii) a faxed, scanned, or photocopied manual signature or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile, email or other electronic format (i.e., “pdf,” “tif” or “jpg”) transmission or other electronically-imaged signature (including, without limitation, DocuSign or AdobeSign) or transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture and signature pages for all purposes.

Section 5.06.          Entire Agreement. This Supplemental Indenture constitutes the entire agreement of the parties hereto with respect to the amendments to the Base Indenture set forth herein.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the day and year first above written.

SANTANDER UK GROUP HOLDINGS PLC

By:	/s/ Joanne Wainwright
Name: Joanne Wainwright
Title: Authorized signatory

CITIBANK, N.A., as Trustee

By:	/s/ Peter Lopez
Name: Peter Lopez
Title: Senior Trust Officer

EXHIBIT A

FORM OF 4.320% FIXED RATE/FLOATING RATE NOTE DUE 2029

This Senior Debt Security is in global form within the meaning of the Senior Debt Securities Indenture hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (“DTC”), or a nominee of DTC, which may be treated by the Issuer, the Trustee and any agent thereof as owner and holder of this Senior Debt Security for all purposes.

Notwithstanding any other term of the Senior Debt Securities represented by this Global Security or the Senior Debt Securities Indenture (as defined herein) or any other agreements, arrangements or understandings between the Issuer and any Holder, by its acquisition of the Senior Debt Securities, each Holder of the Senior Debt Securities (including for these purposes each holder of a beneficial interest in the Senior Debt Securities) acknowledges, accepts, agrees to be bound by and consents to: (a) the effect of the exercise of any UK Bail-in Power (as defined herein) by the Relevant UK Resolution Authority (as defined herein) arising in respect of the Senior Debt Securities, whether or not imposed with prior notice, that may include and result in: (i) the reduction of all, or a portion, of the Amounts Due (as defined herein); (ii) the conversion of all, or a portion, of the Amounts Due on the Senior Debt Securities into shares, other securities or other obligations of the Issuer or another Person (and the issue to or conferral on the Holders of the Senior Debt Securities of such shares, securities or obligations)), including by means of an amendment, modification or variation of the terms of the Senior Debt Securities; (iii) the cancellation of the Senior Debt Securities including any other Amounts Due on the Senior Debt Securities; (iv) the amendment or alteration of the maturity of the Senior Debt Securities or amendment of the amount of interest payable on the Senior Debt Securities, or the date on which the interest becomes payable, including by suspending payment for a temporary period; and (b) the variation, if necessary, of the terms of the Senior Debt Securities Indenture or the Senior Debt Securities as may be deemed necessary by the Relevant UK Resolution Authority to give effect to the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority.

Unless this certificate is presented by an authorized representative of DTC to the Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Unless and until it is exchanged in whole or in part for Senior Debt Securities in definitive form in the limited circumstances referred to in the Senior Debt Securities Indenture, this Global Security may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor depositary or a nominee of such successor depositary.

Registered No. [ ]	Principal Amount: $[ ]
CUSIP: 80281L AX3 ISIN: US80281LAX38

SANTANDER UK GROUP HOLDINGS PLC

4.320% Fixed Rate/Floating Rate Notes due 2029

Santander UK Group Holdings plc, a public limited company incorporated in England and Wales (hereinafter called the “Issuer,” which term shall include any successor entity under the Senior Debt Securities Indenture), for value received, hereby promises to pay to Cede & Co., as nominee for DTC, or registered assigns, upon presentation, the principal sum of [       ] DOLLARS ($[     ]) on September 22, 2029 (the “Maturity Date”).

The Issuer hereby promises to pay interest thereon:

(1)           from (and including) September 22, 2025 to (but excluding) September 22, 2028 (the “Fixed Rate Period”) semi-annually in arrear on March 22 and September 22 of each year (each, a “Fixed Rate Period Interest Payment Date”), beginning on March 22, 2026, at a rate of 4.320% per annum (the “Initial Interest Rate”); and

(2)           from (and including) September 22, 2028 to (but excluding) the Maturity Date, (the “Floating Rate Period”), quarterly in arrear on December 22, 2028, March 22, 2029, June 22, 2029 and the Maturity Date (each a “Floating Rate Period Interest Payment Date” and, together with each Fixed Rate Period Interest Payment Date, an “Interest Payment Date”), at a floating rate equal to the Benchmark plus 1.070% per annum (the “Margin”) (the “Floating Rate”). The interest rate during the Floating Rate Period on this Senior Debt Security will be calculated quarterly on each Interest Determination Date.

The interest so payable, and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Senior Debt Securities Indenture, be paid to the Person in whose name this Senior Debt Security is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day) preceding the related Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Senior Debt Security is registered at the close of business on a Special Record Date for the payment of Defaulted Interest to be fixed by the Issuer, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Senior Debt Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Senior Debt Securities Indenture.

Payment of the principal of and interest on and any Additional Amounts in respect of this Global Security will be paid to DTC for the purpose of permitting DTC to credit the principal and interest received by it in respect of this Global Security to the accounts of the beneficial owners thereof; provided, however, that if this Senior Debt Security is not a Global Security, payment of the principal of, interest on and Additional Amounts, if any, in respect of this Senior Debt Security will be made at the office or agency of the Trustee in The City of New York, or elsewhere as provided in the Senior Debt Securities Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; and provided, further, that at the option of the Issuer payment of interest may be made by (a) check mailed to the address of the Person entitled thereto as such address shall appear in the Register or (b) transfer to an account of the Person entitled thereto located inside the United States.

If a Fixed Rate Period Interest Payment Date or a Redemption Date, as the case may be, would fall on a day that is not a Business Day, then the Fixed Rate Period Interest Payment Date, or Redemption Date, as the case may be, will be postponed to the next succeeding Business Day, but no additional interest shall be paid unless the Issuer fails to make payment on such next succeeding Business Day.

If any Floating Rate Period Interest Payment Date (other than the Maturity Date or a Redemption Date) would fall on a day that is not a Business Day, then the Floating Rate Period Interest Payment Date will be postponed to the next succeeding Business Day and interest thereon will continue to accrue to but excluding such succeeding Business Day, except that if that Business Day falls in the next succeeding calendar month, the Floating Rate Period Interest Payment Date will be the immediately preceding Business Day and interest thereon will accrue to but excluding such preceding Business Day. If the Maturity Date or Redemption Date would fall on a day that is not a Business Day, then the payment of interest and principal will be made on the next succeeding Business Day but no additional interest shall be paid unless the Issuer fails to make payment on such next succeeding Business Day.

All amounts of principal, and premium, if any, and interest, if any, on the Senior Debt Securities will be paid by the Issuer without deduction or withholding for, or on account of, any and all present and future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Taxes”) now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the country in which the Issuer is organized or any political subdivision or authority thereof or therein having the power to tax (the “Taxing Jurisdiction”), unless such deduction or withholding is required by fiscal or other laws, regulations and directives. For the purposes of this Senior Debt Security, the phrase “fiscal or other laws, regulations and directives” shall include any obligation of the Issuer to withhold or deduct from a payment pursuant to an agreement described in Section 1471(b) of the Internal Revenue Code of 1986, as amended (the “Code”) or otherwise imposed pursuant to Sections 1471 through 1474 of the Code, any regulations thereunder or official interpretations thereof or any law implementing an intergovernmental approach thereto (collectively, “FATCA”). If deduction or withholding of any such Taxes shall at any time be required by the Taxing Jurisdiction, the Issuer will pay such additional amounts with respect to interest only (and not principal) on the Senior Debt Securities (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holders of Senior Debt Securities, after such deduction or withholding, shall equal the amounts which would have been payable in respect of the Senior Debt Securities had no such deduction or withholding been required; provided, however, that the foregoing will not apply to any such Tax which would not have been payable or due but for the fact that:

(i)	the Holder or the beneficial owner of this Senior Debt Security is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or physically present in, the Taxing Jurisdiction or otherwise has some connection with the Taxing Jurisdiction other than the holding or ownership of this Senior Debt Security, or the collection of any interest payments on this Senior Debt Security;

(ii)	except in the case of a winding-up of the Issuer in the United Kingdom, this Senior Debt Security is presented (where presentation is required) for payment in the United Kingdom;

(iii)	this Senior Debt Security is presented (where presentation is required) for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amount on presenting (where presentation is required) the same for payment at the close of such 30 day period;

(iv)	the Holder or the beneficial owner of this Senior Debt Security or the beneficial owner of any payment of any interest on this Senior Debt Security failed to comply with a request of the Issuer or its liquidator or other authorized person addressed to the Holder (x) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (y) to make any declaration or other similar claim to satisfy any information requirement, which in the case of (x) or (y), is required or imposed by a statute, treaty, regulation or administrative practice of the Taxing Jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge; or

(v)	any combination of sub-clauses (i) through (iv) above;

nor shall Additional Amounts be paid with respect to any interest on the Senior Debt Securities to any holder who is a fiduciary or partnership or settlor with respect to such fiduciary or a member of such partnership other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of any Taxing Jurisdiction to be included in the income for tax purposes of a beneficiary or partner or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts, had it been the holder. For the avoidance of doubt, all payments in respect of the Senior Debt Securities will be made subject to any withholding or deduction required pursuant to any fiscal or other laws, regulations and directives, including FATCA, and the Issuer shall not be required to pay Additional Amounts with respect to interest on the Senior Debt Securities on account of any such deduction or withholding required pursuant to FATCA.

Whenever in this Senior Debt Security there is mentioned, in any context, the payment of any interest, on, or in respect of, the Senior Debt Securities such mention shall be deemed to include mention of the payment of Additional Amounts provided for herein to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions hereof and as if express mention of the payment of Additional Amounts (if applicable) were made in any provisions hereof where such express mention is not made.

A “Business Day” is any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in the City of New York or London, England are authorized or required by law, regulation or executive order to close.

Additional provisions of this Senior Debt Security are set forth following the signature page hereof, which provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to on the reverse hereof by manual signature, this Senior Debt Security shall not be entitled to any benefit under the Senior Debt Securities Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed this 22nd day of September 2025.

SANTANDER UK GROUP HOLDINGS PLC

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Senior Debt Securities of the series designated herein referred to in the within-mentioned Senior Debt Securities Indenture.

Dated: September 22, 2025

CITIBANK, N.A.,
as Trustee

By:
Authorized Signatory

4.320% Fixed Rate/Floating Rate Notes due 2029

This Senior Debt Security is one or all of a duly authorized issue of securities of the Issuer (herein called the “Senior Debt Securities”), initially limited in aggregate principal amount to $1,350,000,000 issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of April 18, 2017, between the Issuer and Citibank, N.A., as trustee (the “Trustee,” which term includes any successor trustee under the Senior Debt Securities Indenture (as defined below), as successor to Wells Fargo Bank, National Association pursuant to an Agreement of Resignation, Appointment and Acceptance dated as of March 4, 2021 among the Issuer, the Trustee and Wells Fargo Bank, National Association) (as heretofore supplemented and amended, the “Original Senior Debt Securities Indenture”), as supplemented and amended by the Twelfth Supplemental Indenture, dated as of September 22, 2025 (the “Twelfth Supplemental Indenture” and, together with the Original Securities Indenture, the “Senior Debt Securities Indenture”) between the Issuer and the Trustee to which Senior Debt Securities Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Senior Debt Securities and of the terms upon which the Senior Debt Securities are, and are to be, authenticated and delivered. This Senior Debt Security is one or all of the series designated as the “4.320% Fixed Rate/Floating Rate Notes due 2029.” All terms used in this Senior Debt Security that are defined in the Senior Debt Securities Indenture and not otherwise defined herein shall have the meanings assigned to them in the Senior Debt Securities Indenture.

During the Floating Rate Period, the Calculation Agent, who shall be Citibank, N.A., or its successor appointed by the Issuer, will determine the Floating Rate by reference to the Benchmark on the second U.S. Government Securities Business Day preceding the applicable Floating Rate Period Interest Payment Date (each, an “Interest Determination Date”). Promptly upon such determination, the Calculation Agent will notify the Issuer and the Trustee (if the Calculation Agent is not the same entity as the Trustee) of the new interest rate.

The “Benchmark” means, initially, Compounded SOFR Index Rate; provided that if a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement as provided in and determined in accordance with the Senior Debt Securities Indenture.

“Compounded SOFR Index Rate” means in relation to a Floating Rate Interest Period, the rate computed by the Calculation Agent in accordance with the following formula (and the resulting percentage will be rounded if necessary to the nearest fifth decimal place):

Where:

“d” is the number of calendar days from (and including) SOFR IndexStart to (but excluding) SOFR IndexEnd (being the number of calendar days in the Observation Period);

“SOFR IndexStart” is the SOFR Index value for the day which is two U.S. Government Securities Business Days preceding the first date of the relevant Floating Rate Interest Period;

“SOFR IndexEnd” is the SOFR Index value for the day which is two U.S. Government Securities Business Days preceding the Floating Rate Period Interest Payment Date relating to such Floating Rate Interest Period;

“SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1)            the SOFR Index value as published by the SOFR Administrator as such index appears on the SOFR Administrator’s Website at the SOFR Determination Time; provided that:

(2)            if a SOFR Index value does not so appear as specified in (1) above at the SOFR Determination Time, then (i) if a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, then Compounded SOFR Index Rate shall be the rate determined pursuant to the “SOFR Index Unavailability” provisions below or (ii) if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred in respect of SOFR, then Compounded SOFR Index Rate shall be the rate determined pursuant to the “Benchmark Transition Provisions” below.

“SOFR” means, with respect to any U.S. Government Securities Business Day, the rate determined by the Calculation Agent in accordance with the following provisions:

(1)            the Secured Overnight Financing Rate published for such U.S. Government Securities Business Day as such rate appears on the NY Federal Reserve’s website on the immediately following U.S. Government Securities Business Day at the SOFR Determination Time.

(2)            if the rate does not so appear, the Secured Overnight Financing Rate published on the NY Federal Reserve’s website for the first preceding U.S. Government Securities Business Day for which the Secured Overnight Financing Rate was published on the NY Federal Reserve’s website.

“NY Federal Reserve’s website” means the website of the Federal Reserve Bank of New York (the “NY Federal Reserve”), currently at http://www.newyorkfed.org, or any successor website of the NY Federal Reserve or the website of any successor administrator of the Secured Overnight Financing Rate.

“Observation Period” means, in respect of each Floating Rate Interest Period, the period from (and including) the day falling two U.S. Government Securities Business Days prior to the first day of the relevant Floating Rate Interest Period to (but excluding) the day falling two U.S. Government Securities Business Days prior to the relevant Floating Rate Period Interest Payment Date for such Floating Rate Interest Period.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of SOFR).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source.

“SOFR Determination Time” means, with respect to any U.S. Government Securities Business Day, 3:00 p.m. (New York City time) on such U.S. Government Securities Business Day.

“U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association (SIFMA) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Notwithstanding clauses (1) and (2) of the definition of “SOFR” above, if the Issuer or the Issuer’s designee (in consultation with the Issuer) determines on or prior to the relevant Interest Determination Date that a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR, then Section 3.05 of the Twelfth Supplemental Indenture will thereafter apply to all determinations of the rate of interest payable on the Senior Debt Securities during the Floating Rate Period.

In accordance with and subject to Section 3.05 of the Twelfth Supplemental Indenture, after a Benchmark Transition Event and related Benchmark Replacement Date have occurred, the amount of interest that will be payable for each interest period on the Senior Debt Securities during the Floating Rate Period will be determined by reference to a rate per annum equal to the Benchmark Replacement plus the Margin.

By its acquisition of the Senior Debt Securities, each Holder (including each holder of a beneficial interest in the Senior Debt Securities) (i) will acknowledge, accept, consent and agree to be bound by the Issuer or its designee’s determination of a Benchmark Transition Event, a Benchmark Replacement Date, the Benchmark Replacement, the Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes, including as may occur without any prior notice from the Issuer and without the need for the Issuer to obtain any further consent from such Holder, (ii) will waive any and all claims, in law and/or in equity, against the Trustee, the Paying Agent and the Calculation Agent or the Issuer’s designee for, agree not to initiate a suit against the Trustee, the Paying Agent and the Calculation Agent or the Issuer’s designee in respect of, and agree that none of the Trustee, the Paying Agent or the Calculation Agent or the Issuer’s designee will be liable for, the determination of or the Issuer’s failure or delay to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes, and any losses suffered in connection therewith and (iii) will agree that none of the Trustee, the Paying Agent or the Calculation Agent or the Issuer’s designee will have any obligation to determine, confirm or verify any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes (including any adjustments thereto), including in the event of any failure or delay by the Issuer to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes.

Subject to the provisions of the Senior Debt Securities Indenture and the satisfaction of the Regulatory Redemption Conditions (as defined below), the Issuer may redeem the Senior Debt Securities, at its option, in whole, but not in part, on September 22, 2028 at a Redemption Price equal to 100% of the principal amount of the Senior Debt Securities, plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

As provided in and subject to the provisions of the Senior Debt Securities Indenture, subject to the satisfaction of the Regulatory Redemption Conditions the Issuer will also have the option to redeem the Senior Debt Securities in whole on any Interest Payment Date, at a Redemption Price equal to 100% of the principal amount, together with accrued but unpaid interest, if any, in respect of the Senior Debt Securities to the date fixed for redemption, if, at any time, the Issuer shall determine (such view being confirmed by a written legal opinion of independent United Kingdom counsel of recognized standing as set forth in the Senior Debt Securities Indenture) that as a result of a change in or amendment to the laws or regulations of the Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party) (as defined below), any change in the official application or interpretation of such laws or regulations (including a decision of any court or tribunal) which change or amendment becomes effective on or after a date included in the terms of such Senior Debt Securities:

(a)           in making payment under the Senior Debt Securities in respect of any interest it has or will or would on the next Interest Payment Date become obligated to pay Additional Amounts;

(b)           any payment of Interest on an Interest Payment Date in respect of the Senior Debt Securities has been treated as a “distribution,” or the payment of interest on the next Interest Payment Date in respect of any of the Senior Debt Securities would be treated as a “distribution,” in each case within the meaning of Section 1000 of the Corporation Tax Act 2010 of the United Kingdom (or any statutory modification or re-enactment thereof for the time being); or

(c)           on an Interest Payment Date the Issuer was not entitled, or on the next Interest Payment Date the Issuer would not be entitled, to claim a deduction in respect of such payment of interest in computing its United Kingdom taxation liabilities (or the value of such deduction to the Issuer would be materially reduced).

As provided in and subject to the provisions of the Senior Debt Securities Indenture, if a Loss Absorption Disqualification Event has occurred and is continuing, the Issuer may exercise the Loss Absorption Disqualification Event Call Option, having given not less than five (5) Business Days nor more than 60 days’ notice to the Trustee, the Paying Agent, the Holders and the Registrar (which notice shall be irrevocable and shall specify the Loss Absorption Disqualification Redemption Date). Upon the expiry of such notice the Issuer shall be bound to redeem the Senior Debt Securities accordingly.

In any case where the Issuer shall determine that as a result of the occurrence of a Loss Absorption Disqualification Event it is entitled to exercise the Loss Absorption Disqualification Event Call Option in respect of the Senior Debt Securities, the Issuer shall be required to deliver to the Trustee an Officer’s Certificate stating that the relevant requirement or circumstance referred to herein applies.

For the purposes of the Senior Debt Securities:

“Capital Rules” means at any time the regulations, requirements, guidelines and policies relating to capital resources requirements or capital adequacy then in effect and applicable to the Group (including, without limitation, and any regulations, requirements, guidelines and policies of the Regulator as may from time to time be applicable to the Group).

“Group” means the Issuer and each other entity which is part of the: (i) UK prudential consolidation group (as that term, or its successor, is used in the Capital Rules); and/or (ii) resolution group (as that term, or its successor, is used in the Loss Absorption Regulations), of which the Issuer is part from time to time (as applicable).

“Loss Absorption Disqualification Event” means:

i	at the time that any Loss Absorption Regulation becomes effective after the date of issuance of the Senior Debt Securities, and as a result of such Loss Absorption Regulation becoming so effective, in each case with respect to the Issuer and/or the Group, the Senior Debt Securities are not or will not be eligible to qualify in full towards the Issuer’s and/or the Group’s minimum requirements for (A) own funds and eligible liabilities and/or (B) loss absorbing capacity instruments; or

ii	as a result of any amendment to, or change in, any Loss Absorption Regulation, or any change in the application or official interpretation of any Loss Absorption Regulation, in any such case becoming effective on or after the date of issuance of the Senior Debt Securities, such Senior Debt Securities are or will be fully or partially excluded from the Issuer’s and/or the Group’s minimum requirements for (A) own funds and eligible liabilities and/or (B) loss absorbing capacity instruments, in each case as such minimum requirements are applicable to the Issuer of such Senior Debt Securities and/or the Group and determined in accordance with, and pursuant to, the relevant Loss Absorption Regulations; provided that a Loss Absorption Disqualification Event shall not occur where the exclusion of the Senior Debt Securities from the relevant minimum requirement(s) is due to the remaining maturity of the Senior Debt Securities being less than any period prescribed by any applicable eligibility criteria for such minimum requirements under the relevant Loss Absorption Regulations effective with respect to the Issuer and/or the Group on the date of issuance of the Senior Debt Securities.

“Loss Absorption Disqualification Event Call Option” means the Issuer’s option, subject to the satisfaction of the Regulatory Redemption Conditions, to redeem in whole, but not in part, the Senior Debt Securities at any time at a redemption price equal to 100% of the principal amount, together with accrued but unpaid interest, if any, in respect of the Senior Debt Securities to (but excluding) the Loss Absorption Disqualification Redemption Date, upon the occurrence of a Loss Absorption Disqualification Event which is continuing.

“Loss Absorption Disqualification Redemption Date” means the date fixed for redemption pursuant to an exercise by the Issuer of the Loss Absorption Disqualification Event Call Option.

“Loss Absorption Regulations” means, at any time, the laws, regulations, requirements, guidelines, rules, standards and policies relating to minimum requirements for own funds and eligible liabilities and/or loss absorbing capacity instruments of the United Kingdom, the PRA, the United Kingdom resolution authority, the Financial Stability Board and/or any regulations, requirements, guidelines, rules, standards and policies relating to minimum requirements for own funds and eligible liabilities and/or loss absorbing capacity instruments adopted by the PRA and/or the United Kingdom resolution authority from time to time (whether or not such regulations, requirements, guidelines, rules, standards or policies are applied generally or specifically to the Issuer or to the Group).

“PRA” means the Prudential Regulation Authority as defined in the Financial Services and Markets Act 2000, as amended, modified, re-enacted or replaced from time to time.

“Regulator” means (i) the Bank of England, in its capacity as the PRA, or such successor or other authority having primary responsibility for the prudential supervision of the Issuer and the Group; and/or (ii) the Bank of England or such other successor or other authority designated as the United Kingdom resolution authority or otherwise having primary responsibility for the resolution of financial institutions in the United Kingdom, as applicable in accordance with the Capital Rules or Loss Absorption Regulations.

“Regulatory Approval” means, at any time, such approval, consent or prior permission by, or notification required within prescribed periods to, the Regulator, or such waiver of the then prevailing Loss Absorption Regulations from the Regulator, as is required under the then prevailing Loss Absorption Regulations at such time.

“Regulatory Preconditions” means if, at the time of a redemption or purchase, the prevailing Loss Absorption Regulations permit the redemption or purchase after compliance with any pre-conditions, the Issuer having complied with such pre-conditions.

“Regulatory Redemption Conditions” means: (a) the Issuer has obtained Regulatory Approval; and (b) the Issuer is in compliance with the Regulatory Preconditions.

Notwithstanding any other term of the Senior Debt Securities represented by this Global Security or the Senior Debt Securities Indenture, if required pursuant to any Loss Absorption Regulation the Issuer may only redeem or repurchase the notes prior to the Maturity Date if it has satisfied the Regulatory Redemption Conditions.

In the event of a redemption as described in the paragraphs above, unless otherwise specified notice of such redemption to the Holders of the Senior Debt Securities of any series to be redeemed in whole but not in part at the option of the Issuer shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least five (5) Business Days and not more than 60 days prior to the date fixed for redemption to such Holders of the Senior Debt Securities of such series at their last addresses as they shall appear upon the Register of the Issuer.

The Senior Debt Securities Indenture contains provisions for satisfaction and discharge of the Senior Debt Securities Indenture applicable to the Issuer upon compliance by the Issuer with certain conditions set forth in the Senior Debt Securities Indenture, which provisions apply to this Senior Debt Security.

If an Event of Default with respect to the Senior Debt Securities of this series shall occur and be continuing, the principal of the Senior Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Senior Debt Securities Indenture.

As provided in and subject to the provisions of the Senior Debt Securities Indenture, if an Event of Default occurs and is continuing with respect to the Senior Debt Securities of this series (except in any such case for a solvent winding-up solely for the purpose of a merger, reconstruction or amalgamation of us, the terms of which reorganization, reconstruction or amalgamation (i) have previously been approved in writing by a majority of Holders and (ii) do not provide that the Senior Debt Securities shall thereby become redeemable or repayable in accordance with the terms of the Senior Debt Securities), the Trustee may, and if so requested by the Holders of not less than 25% in principal amount of the outstanding Senior Debt Securities of such series will, declare the principal amount together with accrued interest, if any, with respect to the Senior Debt Securities of this series due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by the Holder or Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

The Holder of this Senior Debt Security shall not have the right to institute any proceeding with respect to the Senior Debt Securities Indenture or for the appointment of an administrator, receiver or trustee or for any other remedy thereunder, unless such Holder has previously given written notice to the Trustee of a continuing Event of Default or Default with respect to such Senior Debt Security specifying such Event of Default or Default and stating that such notice is a “Notice of Default” under the Senior Debt Securities Indenture; the Holders of not less than 25% in aggregate principal amount of such Senior Debt Security shall have made written request to the Trustee to institute proceedings in respect of such Event of Default or Default in its own name, as Trustee hereunder; such Holders have offered to the Trustee reasonable indemnity or security satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request; the Trustee for 60 days after its receipt of such notice, request and offer of indemnity or security has failed to institute any such proceeding; and no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of such Senior Debt Security; it being understood and intended that no one or more Holders of this series shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of the Senior Debt Securities Indenture or the Senior Debt Securities to affect, disturb or prejudice the rights of any other such Holders or holders, or to obtain or to seek to obtain priority or preference over any other such Holders or holders or to enforce any right under the Senior Debt Securities Indenture, except in the manner herein provided and for the equal and ratable benefit of all Holders of this series. The foregoing shall not apply to any suit instituted by the Holder of this Senior Debt Security for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed herein.

The Senior Debt Securities Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Senior Debt Securities under the Senior Debt Securities Indenture at any time by the Issuer and the Trustee with the consent of the Holders of not less than a majority in principal amount of the outstanding Senior Debt Securities affected by such amendment. The Senior Debt Securities Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Senior Debt Securities at the time outstanding, on behalf of the Holders of all Senior Debt Securities, to waive compliance by the Issuer with certain provisions of the Senior Debt Securities Indenture and certain past defaults under the Senior Debt Securities Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Debt Security and of any Senior Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Debt Security.

No reference herein to the Senior Debt Securities Indenture and no provision of this Senior Debt Security or of the Senior Debt Securities Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Senior Debt Security at the times, place and rate, and in the coin or currency, herein prescribed.

The Issuer may, from time to time, without the consent of the Holders of the Senior Debt Securities, issue additional Senior Debt Securities of this series having the same ranking and same interest rate, stated maturity, redemption terms and other terms, except for the price to the public and issue date and first Interest Payment Date, as this Senior Debt Security; provided however that such additional Senior Debt Securities shall be issued under a separate CUSIP, Common Code and/or ISIN number unless the additional Senior Debt Securities are issued pursuant to a “qualified reopening” of the original series, are otherwise treated as part of the same “issue” of debt instruments as the original series, or the original series was issued with no more than a de minimis amount of original issue discount and the additional Senior Debt Securities are issued with no more than a de minimis amount of original issue discount, in each case for U.S. federal income tax purposes. Any such additional Senior Debt Securities, together with this Senior Debt Security, will constitute a single series of Senior Debt Securities under the Senior Debt Securities Indenture.

As provided in the Senior Debt Securities Indenture and subject to certain limitations therein set forth, the transfer of this Senior Debt Security is registrable in the Register, upon surrender of this Senior Debt Security for registration of transfer at the office or agency of the Issuer in any place of payment where the principal of and interest on this Senior Debt Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Registrar duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Senior Debt Securities of this series, of authorized denominations containing identical terms and provisions, of a like aggregate principal amount, will be issued to the designated transferee or transferees.

The Senior Debt Securities of this series are issuable only in registered form without coupons in denominations of $200,000 and integral multiples of $1,000 in excess thereof. As provided in the Senior Debt Securities Indenture and subject to certain limitations set forth therein, Senior Debt Securities of this series are exchangeable for a like aggregate principal amount of Senior Debt Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but, subject to certain exceptions set forth in the Senior Debt Securities Indenture, the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Senior Debt Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Senior Debt Security is registered as the owner hereof for all purposes, whether or not this Senior Debt Security be overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

The obligations of the Issuer under the Senior Debt Securities Indenture and this Senior Debt Security and all documents delivered in the name of the Issuer in connection herewith and therewith do not and shall not constitute personal obligations of the directors, officers, employees, agents or shareholders of the Issuer or any of them, and shall not involve any claim against or personal liability on the part of any of them, and all persons including the Trustee shall look solely to the assets of the Issuer for the payment of any claim thereunder or for the performance thereof and shall not seek recourse against such directors, officers, employees, agents or shareholders of the Issuer or any of them or any of their personal assets for such satisfaction. The performance of the obligations of the Issuer under the Senior Debt Securities Indenture and this Senior Debt Security and all documents delivered in the name of the Issuer in connection therewith shall not be deemed a waiver of any rights or powers of the Issuer or its directors or shareholders under the Issuer’s Memorandum and Articles of Association.

Notwithstanding any other term of the Senior Debt Securities or the Senior Debt Securities Indenture or any other agreements, arrangements or understandings between the Issuer and any Holder of the Senior Debt Securities (including for these purposes each holder of a beneficial interest in the Senior Debt Securities), by its acquisition of the Senior Debt Securities, each Holder of the Senior Debt Securities acknowledges, accepts, agrees to be bound by and consents to:

(a) the effect of the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority arising in respect of the Senior Debt Securities, whether or not imposed with prior notice, that may include and result in: (i) the reduction of all, or a portion, of the Amounts Due; (ii) the conversion of all, or a portion, of the Amounts Due on the Senior Debt Securities into shares, other securities or other obligations of the Issuer or another Person (and the issue to or conferral on the Holders of the Senior Debt Securities of such shares, securities or obligations), including by means of an amendment, modification or variation of the terms of the Senior Debt Securities; (iii) the cancellation of the Senior Debt Securities including any other Amounts Due on the Senior Debt Securities; and/or (iv) the amendment or alteration of the maturity of the Senior Debt Securities or amendment of the amount of interest payable on the Senior Debt Securities, or the date on which the interest becomes payable, including by suspending payment for a temporary period; and

(b) the variation, if necessary, of the terms of the Senior Debt Securities Indenture or the Senior Debt Securities to give effect to the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority.

No Amounts Due on the Senior Debt Securities will become due and payable or be paid after the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority if and to the extent such Amounts Due have been reduced, converted, cancelled, amended or altered as a result of such exercise.

Notwithstanding any other provision of the Senior Debt Securities Indenture or the Senior Debt Securities, neither a reduction or cancellation, in part or in full, of the Amounts Due, the conversion thereof into another security or obligation of the Issuer or another Person, as a result of the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Issuer, nor the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Senior Debt Securities will be an Event of Default.

By its acquisition of the Senior Debt Securities, each Holder of the Senior Debt Securities (which for these purposes includes each holder of a beneficial interest in the Senior Debt Securities):

(i) to the extent permitted by the Trust Indenture Act, waives any and all claims, in law and/or in equity, against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee will not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Senior Debt Securities;

(ii) acknowledges and agrees that neither a cancellation or deemed cancellation of the principal or interest (in each case, in whole or in part), nor the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Senior Debt Securities will give rise to a default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act; and

(iii) acknowledges and agrees that, upon the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority:

(A) the Trustee shall not be required to take any further directions from the Holders of the Senior Debt Securities with respect to any portion of the Senior Debt Securities that are written-down, converted to equity and/or cancelled under Section 5.12 of the Senior Debt Securities Indenture, and

(B) the Senior Debt Securities Indenture shall not impose any duties upon the Trustee whatsoever with respect to the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority.

Notwithstanding clauses (i)-(iii) above, if, following the completion of the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority, the Senior Debt Securities remain Outstanding (for example, if the exercise of the UK Bail-in Power results in only a partial write-down of the principal of the Senior Debt Securities), then the Trustee’s duties under the Senior Debt Securities Indenture shall remain applicable with respect to such Senior Debt Securities following such completion to the extent the Issuer and the Trustee shall agree pursuant to a supplemental indenture or an amendment to the Senior Debt Securities Indenture; provided, however, that, notwithstanding the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority, so long as the Senior Debt Securities remain Outstanding, there will at all times be a Trustee for the Senior Debt Securities in accordance with, Section 6.09 of the Senior Debt Securities Indenture, and the resignation and/or removal of the Trustee and the appointment of a successor Trustee will continue to be governed by Sections 6.10 and 6.11 of the Senior Debt Securities Indenture, respectively, including to the extent no additional supplemental indenture or amendment is agreed upon in the event the Senior Debt Securities remain Outstanding following the completion of the exercise of the UK Bail-in Power.

Upon the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Senior Debt Securities, the Issuer will provide a written notice to DTC as soon as practicable regarding such exercise of the UK Bail-in Power for the purposes of notifying the Holders of such occurrence. The Issuer will also deliver a copy of such notice to the Trustee for information purposes. Each Holder of the Senior Debt Securities (including for these purposes each holder of a beneficial interest in the Senior Debt Securities) shall be deemed to have authorized, directed and requested DTC and any direct participant in DTC or other intermediary through which it holds the Senior Debt Securities to take any and all necessary action, if required, to implement the exercise of the UK Bail-in Power with respect to the Senior Debt Securities as it may be imposed, without any further action or direction on the part of such Holder or the Trustee.

“UK Bail-in Power” means the powers under the UK Bail-in Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or affiliate of a bank or investment firm, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability.

“UK Bail-in Legislation” means Part I of the UK Banking Act 2009 and any other law or regulation applicable in the UK relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings).

“Relevant UK Resolution Authority” means the Bank of England or any other authority with the ability to exercise a UK Bail-in Power.

“Amounts Due” means the principal amount of, and accrued but unpaid interest, including any Additional Amounts due on, the Senior Debt Securities. References to principal and interest will include payments of principal and interest that have become due and payable but which have not been paid, prior to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority.

Subject to applicable law, no Holder of the Senior Debt Securities may exercise, claim or plead any right of set-off, compensation or retention in respect of any amount owed to it by the Issuer arising under or in connection with the Senior Debt Securities or the Senior Debt Securities Indenture, and each Holder of the Senior Debt Securities shall, by virtue of being the Holder of the Senior Debt Securities, be deemed to have waived all such rights of set-off, compensation or retention.

The Senior Debt Securities Indenture and the Senior Debt Securities, including this Senior Debt Security, shall be governed by and construed in accordance with the law of the State of New York.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused “CUSIP” numbers to be printed on the Senior Debt Securities as a convenience to the Holders of the Senior Debt Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Senior Debt Securities, and reliance may be placed only on the other identification numbers printed hereon.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby
sells, assigns and transfers unto

PLEASE INSERT SOCIAL

SECURITY OR OTHER IDENTIFYING

NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address, including Zip Code, of Assignee)

the within Security of the company and                                  hereby does irrevocably constitute and appoint.

attorney to transfer said Security on the books of the within-named company with full power of substitution in the premises.

Dated:

Signature

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

NOTICE: Signature(s) must be guaranteed by an “eligible guarantor institution” that is a member or participant in a “signature guarantee program” (e.g., the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program and the New York Stock Exchange Medallion Program).

EXHIBIT B

FORM OF 5.136% FIXED RATE/FLOATING RATE NOTE DUE 2036

This Senior Debt Security is in global form within the meaning of the Senior Debt Securities Indenture hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (“DTC”), or a nominee of DTC, which may be treated by the Issuer, the Trustee and any agent thereof as owner and holder of this Senior Debt Security for all purposes.

Notwithstanding any other term of the Senior Debt Securities represented by this Global Security or the Senior Debt Securities Indenture (as defined herein) or any other agreements, arrangements or understandings between the Issuer and any Holder, by its acquisition of the Senior Debt Securities, each Holder of the Senior Debt Securities (including for these purposes each holder of a beneficial interest in the Senior Debt Securities) acknowledges, accepts, agrees to be bound by and consents to: (a) the effect of the exercise of any UK Bail-in Power (as defined herein) by the Relevant UK Resolution Authority (as defined herein) arising in respect of the Senior Debt Securities, whether or not imposed with prior notice, that may include and result in: (i) the reduction of all, or a portion, of the Amounts Due (as defined herein); (ii) the conversion of all, or a portion, of the Amounts Due on the Senior Debt Securities into shares, other securities or other obligations of the Issuer or another Person (and the issue to or conferral on the Holders of the Senior Debt Securities of such shares, securities or obligations)), including by means of an amendment, modification or variation of the terms of the Senior Debt Securities; (iii) the cancellation of the Senior Debt Securities including any other Amounts Due on the Senior Debt Securities; (iv) the amendment or alteration of the maturity of the Senior Debt Securities or amendment of the amount of interest payable on the Senior Debt Securities, or the date on which the interest becomes payable, including by suspending payment for a temporary period; and (b) the variation, if necessary, of the terms of the Senior Debt Securities Indenture or the Senior Debt Securities as may be deemed necessary by the Relevant UK Resolution Authority to give effect to the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority.

Unless this certificate is presented by an authorized representative of DTC to the Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Unless and until it is exchanged in whole or in part for Senior Debt Securities in definitive form in the limited circumstances referred to in the Senior Debt Securities Indenture, this Global Security may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor depositary or a nominee of such successor depositary.

Registered No. [ ]	Principal Amount: $[ ]
CUSIP: 80281L AY1 ISIN: US80281LAY11

SANTANDER UK GROUP HOLDINGS PLC

5.136% Fixed Rate/Floating Rate Notes due 2036

Santander UK Group Holdings plc, a public limited company incorporated in England and Wales (hereinafter called the “Issuer,” which term shall include any successor entity under the Senior Debt Securities Indenture), for value received, hereby promises to pay to Cede & Co., as nominee for DTC, or registered assigns, upon presentation, the principal sum of [        ] DOLLARS ($[       ]) on September 22, 2036 (the “Maturity Date”).

The Issuer hereby promises to pay interest thereon:

(1)           from (and including) September 22, 2025 to (but excluding) September 22, 2035 (the “Fixed Rate Period”) semi-annually in arrear on March 22 and September 22 of each year (each, a “Fixed Rate Period Interest Payment Date”), beginning on March 22, 2026, at a rate of 5.136% per annum (the “Initial Interest Rate”); and

(2)           from (and including) September 22, 2035 to (but excluding) the Maturity Date, (the “Floating Rate Period”), quarterly in arrear on December 22, 2035, March 22, 2036, June 22, 2036 and the Maturity Date (each a “Floating Rate Period Interest Payment Date” and, together with each Fixed Rate Period Interest Payment Date, an “Interest Payment Date”), at a floating rate equal to the Benchmark plus 1.578% per annum (the “Margin”) (the “Floating Rate”). The interest rate during the Floating Rate Period on this Senior Debt Security will be calculated quarterly on each Interest Determination Date.

The interest so payable, and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Senior Debt Securities Indenture, be paid to the Person in whose name this Senior Debt Security is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day) preceding the related Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Senior Debt Security is registered at the close of business on a Special Record Date for the payment of Defaulted Interest to be fixed by the Issuer, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Senior Debt Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Senior Debt Securities Indenture.

Payment of the principal of and interest on and any Additional Amounts in respect of this Global Security will be paid to DTC for the purpose of permitting DTC to credit the principal and interest received by it in respect of this Global Security to the accounts of the beneficial owners thereof; provided, however, that if this Senior Debt Security is not a Global Security, payment of the principal of, interest on and Additional Amounts, if any, in respect of this Senior Debt Security will be made at the office or agency of the Trustee in The City of New York, or elsewhere as provided in the Senior Debt Securities Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; and provided, further, that at the option of the Issuer payment of interest may be made by (a) check mailed to the address of the Person entitled thereto as such address shall appear in the Register or (b) transfer to an account of the Person entitled thereto located inside the United States.

If a Fixed Rate Period Interest Payment Date or a Redemption Date, as the case may be, would fall on a day that is not a Business Day, then the Fixed Rate Period Interest Payment Date, or Redemption Date, as the case may be, will be postponed to the next succeeding Business Day, but no additional interest shall be paid unless the Issuer fails to make payment on such next succeeding Business Day.

If any Floating Rate Period Interest Payment Date (other than the Maturity Date or a Redemption Date) would fall on a day that is not a Business Day, then the Floating Rate Period Interest Payment Date will be postponed to the next succeeding Business Day and interest thereon will continue to accrue to but excluding such succeeding Business Day, except that if that Business Day falls in the next succeeding calendar month, the Floating Rate Period Interest Payment Date will be the immediately preceding Business Day and interest thereon will accrue to but excluding such preceding Business Day. If the Maturity Date or Redemption Date would fall on a day that is not a Business Day, then the payment of interest and principal will be made on the next succeeding Business Day but no additional interest shall be paid unless the Issuer fails to make payment on such next succeeding Business Day.

All amounts of principal, and premium, if any, and interest, if any, on the Senior Debt Securities will be paid by the Issuer without deduction or withholding for, or on account of, any and all present and future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Taxes”) now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the country in which the Issuer is organized or any political subdivision or authority thereof or therein having the power to tax (the “Taxing Jurisdiction”), unless such deduction or withholding is required by fiscal or other laws, regulations and directives. For the purposes of this Senior Debt Security, the phrase “fiscal or other laws, regulations and directives” shall include any obligation of the Issuer to withhold or deduct from a payment pursuant to an agreement described in Section 1471(b) of the Internal Revenue Code of 1986, as amended (the “Code”) or otherwise imposed pursuant to Sections 1471 through 1474 of the Code, any regulations thereunder or official interpretations thereof or any law implementing an intergovernmental approach thereto (collectively, “FATCA”). If deduction or withholding of any such Taxes shall at any time be required by the Taxing Jurisdiction, the Issuer will pay such additional amounts with respect to interest only (and not principal) on the Senior Debt Securities (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holders of Senior Debt Securities, after such deduction or withholding, shall equal the amounts which would have been payable in respect of the Senior Debt Securities had no such deduction or withholding been required; provided, however, that the foregoing will not apply to any such Tax which would not have been payable or due but for the fact that:

(i)	the Holder or the beneficial owner of this Senior Debt Security is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or physically present in, the Taxing Jurisdiction or otherwise has some connection with the Taxing Jurisdiction other than the holding or ownership of this Senior Debt Security, or the collection of any interest payments on this Senior Debt Security;

(ii)	except in the case of a winding-up of the Issuer in the United Kingdom, this Senior Debt Security is presented (where presentation is required) for payment in the United Kingdom;

(iii)	this Senior Debt Security is presented (where presentation is required) for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amount on presenting (where presentation is required) the same for payment at the close of such 30 day period;

(iv)	the Holder or the beneficial owner of this Senior Debt Security or the beneficial owner of any payment of any interest on this Senior Debt Security failed to comply with a request of the Issuer or its liquidator or other authorized person addressed to the Holder (x) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (y) to make any declaration or other similar claim to satisfy any information requirement, which in the case of (x) or (y), is required or imposed by a statute, treaty, regulation or administrative practice of the Taxing Jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge; or

(v)	any combination of sub-clauses (i) through (iv) above;

nor shall Additional Amounts be paid with respect to any interest on the Senior Debt Securities to any holder who is a fiduciary or partnership or settlor with respect to such fiduciary or a member of such partnership other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of any Taxing Jurisdiction to be included in the income for tax purposes of a beneficiary or partner or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts, had it been the holder. For the avoidance of doubt, all payments in respect of the Senior Debt Securities will be made subject to any withholding or deduction required pursuant to any fiscal or other laws, regulations and directives, including FATCA, and the Issuer shall not be required to pay Additional Amounts with respect to interest on the Senior Debt Securities on account of any such deduction or withholding required pursuant to FATCA.

Whenever in this Senior Debt Security there is mentioned, in any context, the payment of any interest, on, or in respect of, the Senior Debt Securities such mention shall be deemed to include mention of the payment of Additional Amounts provided for herein to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions hereof and as if express mention of the payment of Additional Amounts (if applicable) were made in any provisions hereof where such express mention is not made.

A “Business Day” is any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in the City of New York or London, England are authorized or required by law, regulation or executive order to close.

Additional provisions of this Senior Debt Security are set forth following the signature page hereof, which provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to on the reverse hereof by manual signature, this Senior Debt Security shall not be entitled to any benefit under the Senior Debt Securities Indenture or be valid or obligatory for any purpose.

[The remainder of this page has been left blank intentionally]

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed this 22nd day of September 2025.

SANTANDER UK GROUP HOLDINGS PLC

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Senior Debt Securities of the series designated herein referred to in the within-mentioned Senior Debt Securities Indenture.

Dated: September 22, 2025

CITIBANK, N.A.,
as Trustee

By:
Authorized Signatory

5.136% Fixed Rate/Floating Rate Notes due 2036

This Senior Debt Security is one or all of a duly authorized issue of securities of the Issuer (herein called the “Senior Debt Securities”), initially limited in aggregate principal amount to $1,000,000,000 issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of April 18, 2017, between the Issuer and Citibank, N.A., as trustee (the “Trustee,” which term includes any successor trustee under the Senior Debt Securities Indenture (as defined below), as successor to Wells Fargo Bank, National Association pursuant to an Agreement of Resignation, Appointment and Acceptance dated as of March 4, 2021 among the Issuer, the Trustee and Wells Fargo Bank, National Association) (as heretofore supplemented and amended, the “Original Senior Debt Securities Indenture”), as supplemented and amended by the Twelfth Supplemental Indenture, dated as of September 22, 2025 (the “Twelfth Supplemental Indenture” and, together with the Original Securities Indenture, the “Senior Debt Securities Indenture”) between the Issuer and the Trustee to which Senior Debt Securities Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Senior Debt Securities and of the terms upon which the Senior Debt Securities are, and are to be, authenticated and delivered. This Senior Debt Security is one or all of the series designated as the “5.136% Fixed Rate/Floating Rate Notes due 2036.” All terms used in this Senior Debt Security that are defined in the Senior Debt Securities Indenture and not otherwise defined herein shall have the meanings assigned to them in the Senior Debt Securities Indenture.

During the Floating Rate Period, the Calculation Agent, who shall be Citibank, N.A., or its successor appointed by the Issuer, will determine the Floating Rate by reference to the Benchmark on the second U.S. Government Securities Business Day preceding the applicable Floating Rate Period Interest Payment Date (each, an “Interest Determination Date”). Promptly upon such determination, the Calculation Agent will notify the Issuer and the Trustee (if the Calculation Agent is not the same entity as the Trustee) of the new interest rate.

The “Benchmark” means, initially, Compounded SOFR Index Rate; provided that if a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement as provided in and determined in accordance with the Senior Debt Securities Indenture.

“Compounded SOFR Index Rate” means in relation to a Floating Rate Interest Period, the rate computed by the Calculation Agent in accordance with the following formula (and the resulting percentage will be rounded if necessary to the nearest fifth decimal place):

Where:

“d” is the number of calendar days from (and including) SOFR IndexStart to (but excluding) SOFR IndexEnd (being the number of calendar days in the Observation Period);

“SOFR IndexStart” is the SOFR Index value for the day which is two U.S. Government Securities Business Days preceding the first date of the relevant Floating Rate Interest Period;

“SOFR IndexEnd” is the SOFR Index value for the day which is two U.S. Government Securities Business Days preceding the Floating Rate Period Interest Payment Date relating to such Floating Rate Interest Period;

“SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1)          the SOFR Index value as published by the SOFR Administrator as such index appears on the SOFR Administrator’s Website at the SOFR Determination Time; provided that:

(2)         if a SOFR Index value does not so appear as specified in (1) above at the SOFR Determination Time, then (i) if a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, then Compounded SOFR Index Rate shall be the rate determined pursuant to the “SOFR Index Unavailability” provisions below or (ii) if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred in respect of SOFR, then Compounded SOFR Index Rate shall be the rate determined pursuant to the “Benchmark Transition Provisions” below.

“SOFR” means, with respect to any U.S. Government Securities Business Day, the rate determined by the Calculation Agent in accordance with the following provisions:

(1)            the Secured Overnight Financing Rate published for such U.S. Government Securities Business Day as such rate appears on the NY Federal Reserve’s website on the immediately following U.S. Government Securities Business Day at the SOFR Determination Time.

(2)            if the rate does not so appear, the Secured Overnight Financing Rate published on the NY Federal Reserve’s website for the first preceding U.S. Government Securities Business Day for which the Secured Overnight Financing Rate was published on the NY Federal Reserve’s website.

“NY Federal Reserve’s website” means the website of the Federal Reserve Bank of New York (the “NY Federal Reserve”), currently at http://www.newyorkfed.org, or any successor website of the NY Federal Reserve or the website of any successor administrator of the Secured Overnight Financing Rate.

“Observation Period” means, in respect of each Floating Rate Interest Period, the period from (and including) the day falling two U.S. Government Securities Business Days prior to the first day of the relevant Floating Rate Interest Period to (but excluding) the day falling two U.S. Government Securities Business Days prior to the relevant Floating Rate Period Interest Payment Date for such Floating Rate Interest Period.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of SOFR).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source.

“SOFR Determination Time” means, with respect to any U.S. Government Securities Business Day, 3:00 p.m. (New York City time) on such U.S. Government Securities Business Day.

“U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association (SIFMA) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Notwithstanding clauses (1) and (2) of the definition of “SOFR” above, if the Issuer or the Issuer’s designee (in consultation with the Issuer) determines on or prior to the relevant Interest Determination Date that a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR, then Section 3.05 of the Twelfth Supplemental Indenture will thereafter apply to all determinations of the rate of interest payable on the Senior Debt Securities during the Floating Rate Period.

In accordance with and subject to Section 3.05 of the Twelfth Supplemental Indenture, after a Benchmark Transition Event and related Benchmark Replacement Date have occurred, the amount of interest that will be payable for each interest period on the Senior Debt Securities during the Floating Rate Period will be determined by reference to a rate per annum equal to the Benchmark Replacement plus the Margin.

By its acquisition of the Senior Debt Securities, each Holder (including each holder of a beneficial interest in the Senior Debt Securities) (i) will acknowledge, accept, consent and agree to be bound by the Issuer or its designee’s determination of a Benchmark Transition Event, a Benchmark Replacement Date, the Benchmark Replacement, the Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes, including as may occur without any prior notice from the Issuer and without the need for the Issuer to obtain any further consent from such Holder, (ii) will waive any and all claims, in law and/or in equity, against the Trustee, the Paying Agent and the Calculation Agent or the Issuer’s designee for, agree not to initiate a suit against the Trustee, the Paying Agent and the Calculation Agent or the Issuer’s designee in respect of, and agree that none of the Trustee, the Paying Agent or the Calculation Agent or the Issuer’s designee will be liable for, the determination of or the Issuer’s failure or delay to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes, and any losses suffered in connection therewith and (iii) will agree that none of the Trustee, the Paying Agent or the Calculation Agent or the Issuer’s designee will have any obligation to determine, confirm or verify any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes (including any adjustments thereto), including in the event of any failure or delay by the Issuer to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes.

Subject to the provisions of the Senior Debt Securities Indenture and the satisfaction of the Regulatory Redemption Conditions (as defined below), the Issuer may redeem the Senior Debt Securities, at its option, in whole, but not in part, on September 22, 2035 at a Redemption Price equal to 100% of the principal amount of the Senior Debt Securities, plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

As provided in and subject to the provisions of the Senior Debt Securities Indenture, subject to the satisfaction of the Regulatory Redemption Conditions the Issuer will also have the option to redeem the Senior Debt Securities in whole on any Interest Payment Date, at a Redemption Price equal to 100% of the principal amount, together with accrued but unpaid interest, if any, in respect of the Senior Debt Securities to the date fixed for redemption, if, at any time, the Issuer shall determine (such view being confirmed by a written legal opinion of independent United Kingdom counsel of recognized standing as set forth in the Senior Debt Securities Indenture) that as a result of a change in or amendment to the laws or regulations of the Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party) (as defined below), any change in the official application or interpretation of such laws or regulations (including a decision of any court or tribunal) which change or amendment becomes effective on or after a date included in the terms of such Senior Debt Securities:

(a)           in making payment under the Senior Debt Securities in respect of any interest it has or will or would on the next Interest Payment Date become obligated to pay Additional Amounts;

(b)           any payment of Interest on an Interest Payment Date in respect of the Senior Debt Securities has been treated as a “distribution,” or the payment of interest on the next Interest Payment Date in respect of any of the Senior Debt Securities would be treated as a “distribution,” in each case within the meaning of Section 1000 of the Corporation Tax Act 2010 of the United Kingdom (or any statutory modification or re-enactment thereof for the time being); or

(c)           on an Interest Payment Date the Issuer was not entitled, or on the next Interest Payment Date the Issuer would not be entitled, to claim a deduction in respect of such payment of interest in computing its United Kingdom taxation liabilities (or the value of such deduction to the Issuer would be materially reduced).

As provided in and subject to the provisions of the Senior Debt Securities Indenture, if a Loss Absorption Disqualification Event has occurred and is continuing, the Issuer may exercise the Loss Absorption Disqualification Event Call Option, having given not less than five (5) Business Days nor more than 60 days’ notice to the Trustee, the Paying Agent, the Holders and the Registrar (which notice shall be irrevocable and shall specify the Loss Absorption Disqualification Redemption Date). Upon the expiry of such notice the Issuer shall be bound to redeem the Senior Debt Securities accordingly.

In any case where the Issuer shall determine that as a result of the occurrence of a Loss Absorption Disqualification Event it is entitled to exercise the Loss Absorption Disqualification Event Call Option in respect of the Senior Debt Securities, the Issuer shall be required to deliver to the Trustee an Officer’s Certificate stating that the relevant requirement or circumstance referred to herein applies.

For the purposes of the Senior Debt Securities:

“Capital Rules” means at any time the regulations, requirements, guidelines and policies relating to capital resources requirements or capital adequacy then in effect and applicable to the Group (including, without limitation, and any regulations, requirements, guidelines and policies of the Regulator as may from time to time be applicable to the Group).

“Group” means the Issuer and each other entity which is part of the: (i) UK prudential consolidation group (as that term, or its successor, is used in the Capital Rules); and/or (ii) resolution group (as that term, or its successor, is used in the Loss Absorption Regulations), of which the Issuer is part from time to time (as applicable).

“Loss Absorption Disqualification Event” means:

(i)	at the time that any Loss Absorption Regulation becomes effective after the date of issuance of the Senior Debt Securities, and as a result of such Loss Absorption Regulation becoming so effective, in each case with respect to the Issuer and/or the Group, the Senior Debt Securities are not or will not be eligible to qualify in full towards the Issuer’s and/or the Group’s minimum requirements for (A) own funds and eligible liabilities and/or (B) loss absorbing capacity instruments; or

(ii)	as a result of any amendment to, or change in, any Loss Absorption Regulation, or any change in the application or official interpretation of any Loss Absorption Regulation, in any such case becoming effective on or after the date of issuance of the Senior Debt Securities, such Senior Debt Securities are or will be fully or partially excluded from the Issuer’s and/or the Group’s minimum requirements for (A) own funds and eligible liabilities and/or (B) loss absorbing capacity instruments, in each case as such minimum requirements are applicable to the Issuer of such Senior Debt Securities and/or the Group and determined in accordance with, and pursuant to, the relevant Loss Absorption Regulations; provided that a Loss Absorption Disqualification Event shall not occur where the exclusion of the Senior Debt Securities from the relevant minimum requirement(s) is due to the remaining maturity of the Senior Debt Securities being less than any period prescribed by any applicable eligibility criteria for such minimum requirements under the relevant Loss Absorption Regulations effective with respect to the Issuer and/or the Group on the date of issuance of the Senior Debt Securities.

“Loss Absorption Disqualification Event Call Option” means the Issuer’s option, subject to the satisfaction of the Regulatory Redemption Conditions, to redeem in whole, but not in part, the Senior Debt Securities at any time at a redemption price equal to 100% of the principal amount, together with accrued but unpaid interest, if any, in respect of the Senior Debt Securities to (but excluding) the Loss Absorption Disqualification Redemption Date, upon the occurrence of a Loss Absorption Disqualification Event which is continuing.

“Loss Absorption Disqualification Redemption Date” means the date fixed for redemption pursuant to an exercise by the Issuer of the Loss Absorption Disqualification Event Call Option.

“Loss Absorption Regulations” means, at any time, the laws, regulations, requirements, guidelines, rules, standards and policies relating to minimum requirements for own funds and eligible liabilities and/or loss absorbing capacity instruments of the United Kingdom, the PRA, the United Kingdom resolution authority, the Financial Stability Board and/or any regulations, requirements, guidelines, rules, standards and policies relating to minimum requirements for own funds and eligible liabilities and/or loss absorbing capacity instruments adopted by the PRA and/or the United Kingdom resolution authority from time to time (whether or not such regulations, requirements, guidelines, rules, standards or policies are applied generally or specifically to the Issuer or to the Group).

“PRA” means the Prudential Regulation Authority as defined in the Financial Services and Markets Act 2000, as amended, modified, re-enacted or replaced from time to time.

“Regulator” means (i) the Bank of England, in its capacity as the PRA, or such successor or other authority having primary responsibility for the prudential supervision of the Issuer and the Group; and/or (ii) the Bank of England or such other successor or other authority designated as the United Kingdom resolution authority or otherwise having primary responsibility for the resolution of financial institutions in the United Kingdom, as applicable in accordance with the Capital Rules or Loss Absorption Regulations.

“Regulatory Approval” means, at any time, such approval, consent or prior permission by, or notification required within prescribed periods to, the Regulator, or such waiver of the then prevailing Loss Absorption Regulations from the Regulator, as is required under the then prevailing Loss Absorption Regulations at such time.

“Regulatory Preconditions” means if, at the time of a redemption or purchase, the prevailing Loss Absorption Regulations permit the redemption or purchase after compliance with any pre-conditions, the Issuer having complied with such pre-conditions.

“Regulatory Redemption Conditions” means: (a) the Issuer has obtained Regulatory Approval; and (b) the Issuer is in compliance with the Regulatory Preconditions.

Notwithstanding any other term of the Senior Debt Securities represented by this Global Security or the Senior Debt Securities Indenture, if required pursuant to any Loss Absorption Regulation the Issuer may only redeem or repurchase the notes prior to the Maturity Date if it has satisfied the Regulatory Redemption Conditions.

In the event of a redemption as described in the paragraphs above, unless otherwise specified notice of such redemption to the Holders of the Senior Debt Securities of any series to be redeemed in whole but not in part at the option of the Issuer shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least five (5) Business Days and not more than 60 days prior to the date fixed for redemption to such Holders of the Senior Debt Securities of such series at their last addresses as they shall appear upon the Register of the Issuer.

The Senior Debt Securities Indenture contains provisions for satisfaction and discharge of the Senior Debt Securities Indenture applicable to the Issuer upon compliance by the Issuer with certain conditions set forth in the Senior Debt Securities Indenture, which provisions apply to this Senior Debt Security.

If an Event of Default with respect to the Senior Debt Securities of this series shall occur and be continuing, the principal of the Senior Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Senior Debt Securities Indenture.

As provided in and subject to the provisions of the Senior Debt Securities Indenture, if an Event of Default occurs and is continuing with respect to the Senior Debt Securities of this series (except in any such case for a solvent winding-up solely for the purpose of a merger, reconstruction or amalgamation of us, the terms of which reorganization, reconstruction or amalgamation (i) have previously been approved in writing by a majority of Holders and (ii) do not provide that the Senior Debt Securities shall thereby become redeemable or repayable in accordance with the terms of the Senior Debt Securities), the Trustee may, and if so requested by the Holders of not less than 25% in principal amount of the outstanding Senior Debt Securities of such series will, declare the principal amount together with accrued interest, if any, with respect to the Senior Debt Securities of this series due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by the Holder or Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

The Holder of this Senior Debt Security shall not have the right to institute any proceeding with respect to the Senior Debt Securities Indenture or for the appointment of an administrator, receiver or trustee or for any other remedy thereunder, unless such Holder has previously given written notice to the Trustee of a continuing Event of Default or Default with respect to such Senior Debt Security specifying such Event of Default or Default and stating that such notice is a “Notice of Default” under the Senior Debt Securities Indenture; the Holders of not less than 25% in aggregate principal amount of such Senior Debt Security shall have made written request to the Trustee to institute proceedings in respect of such Event of Default or Default in its own name, as Trustee hereunder; such Holders have offered to the Trustee reasonable indemnity or security satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request; the Trustee for 60 days after its receipt of such notice, request and offer of indemnity or security has failed to institute any such proceeding; and no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of such Senior Debt Security; it being understood and intended that no one or more Holders of this series shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of the Senior Debt Securities Indenture or the Senior Debt Securities to affect, disturb or prejudice the rights of any other such Holders or holders, or to obtain or to seek to obtain priority or preference over any other such Holders or holders or to enforce any right under the Senior Debt Securities Indenture, except in the manner herein provided and for the equal and ratable benefit of all Holders of this series. The foregoing shall not apply to any suit instituted by the Holder of this Senior Debt Security for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed herein.

The Senior Debt Securities Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Senior Debt Securities under the Senior Debt Securities Indenture at any time by the Issuer and the Trustee with the consent of the Holders of not less than a majority in principal amount of the outstanding Senior Debt Securities affected by such amendment. The Senior Debt Securities Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Senior Debt Securities at the time outstanding, on behalf of the Holders of all Senior Debt Securities, to waive compliance by the Issuer with certain provisions of the Senior Debt Securities Indenture and certain past defaults under the Senior Debt Securities Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Debt Security and of any Senior Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Debt Security.

No reference herein to the Senior Debt Securities Indenture and no provision of this Senior Debt Security or of the Senior Debt Securities Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Senior Debt Security at the times, place and rate, and in the coin or currency, herein prescribed.

The Issuer may, from time to time, without the consent of the Holders of the Senior Debt Securities, issue additional Senior Debt Securities of this series having the same ranking and same interest rate, stated maturity, redemption terms and other terms, except for the price to the public and issue date and first Interest Payment Date, as this Senior Debt Security; provided however that such additional Senior Debt Securities shall be issued under a separate CUSIP, Common Code and/or ISIN number unless the additional Senior Debt Securities are issued pursuant to a “qualified reopening” of the original series, are otherwise treated as part of the same “issue” of debt instruments as the original series, or the original series was issued with no more than a de minimis amount of original issue discount and the additional Senior Debt Securities are issued with no more than a de minimis amount of original issue discount, in each case for U.S. federal income tax purposes. Any such additional Senior Debt Securities, together with this Senior Debt Security, will constitute a single series of Senior Debt Securities under the Senior Debt Securities Indenture.

As provided in the Senior Debt Securities Indenture and subject to certain limitations therein set forth, the transfer of this Senior Debt Security is registrable in the Register, upon surrender of this Senior Debt Security for registration of transfer at the office or agency of the Issuer in any place of payment where the principal of and interest on this Senior Debt Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Registrar duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Senior Debt Securities of this series, of authorized denominations containing identical terms and provisions, of a like aggregate principal amount, will be issued to the designated transferee or transferees.

The Senior Debt Securities of this series are issuable only in registered form without coupons in denominations of $200,000 and integral multiples of $1,000 in excess thereof. As provided in the Senior Debt Securities Indenture and subject to certain limitations set forth therein, Senior Debt Securities of this series are exchangeable for a like aggregate principal amount of Senior Debt Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but, subject to certain exceptions set forth in the Senior Debt Securities Indenture, the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Senior Debt Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Senior Debt Security is registered as the owner hereof for all purposes, whether or not this Senior Debt Security be overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

The obligations of the Issuer under the Senior Debt Securities Indenture and this Senior Debt Security and all documents delivered in the name of the Issuer in connection herewith and therewith do not and shall not constitute personal obligations of the directors, officers, employees, agents or shareholders of the Issuer or any of them, and shall not involve any claim against or personal liability on the part of any of them, and all persons including the Trustee shall look solely to the assets of the Issuer for the payment of any claim thereunder or for the performance thereof and shall not seek recourse against such directors, officers, employees, agents or shareholders of the Issuer or any of them or any of their personal assets for such satisfaction. The performance of the obligations of the Issuer under the Senior Debt Securities Indenture and this Senior Debt Security and all documents delivered in the name of the Issuer in connection therewith shall not be deemed a waiver of any rights or powers of the Issuer or its directors or shareholders under the Issuer’s Memorandum and Articles of Association.

Notwithstanding any other term of the Senior Debt Securities or the Senior Debt Securities Indenture or any other agreements, arrangements or understandings between the Issuer and any Holder of the Senior Debt Securities (including for these purposes each holder of a beneficial interest in the Senior Debt Securities), by its acquisition of the Senior Debt Securities, each Holder of the Senior Debt Securities acknowledges, accepts, agrees to be bound by and consents to:

(a) the effect of the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority arising in respect of the Senior Debt Securities, whether or not imposed with prior notice, that may include and result in: (i) the reduction of all, or a portion, of the Amounts Due; (ii) the conversion of all, or a portion, of the Amounts Due on the Senior Debt Securities into shares, other securities or other obligations of the Issuer or another Person (and the issue to or conferral on the Holders of the Senior Debt Securities of such shares, securities or obligations), including by means of an amendment, modification or variation of the terms of the Senior Debt Securities; (iii) the cancellation of the Senior Debt Securities including any other Amounts Due on the Senior Debt Securities; and/or (iv) the amendment or alteration of the maturity of the Senior Debt Securities or amendment of the amount of interest payable on the Senior Debt Securities, or the date on which the interest becomes payable, including by suspending payment for a temporary period; and

(b) the variation, if necessary, of the terms of the Senior Debt Securities Indenture or the Senior Debt Securities to give effect to the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority.

No Amounts Due on the Senior Debt Securities will become due and payable or be paid after the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority if and to the extent such Amounts Due have been reduced, converted, cancelled, amended or altered as a result of such exercise.

Notwithstanding any other provision of the Senior Debt Securities Indenture or the Senior Debt Securities, neither a reduction or cancellation, in part or in full, of the Amounts Due, the conversion thereof into another security or obligation of the Issuer or another Person, as a result of the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Issuer, nor the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Senior Debt Securities will be an Event of Default.

By its acquisition of the Senior Debt Securities, each Holder of the Senior Debt Securities (which for these purposes includes each holder of a beneficial interest in the Senior Debt Securities):

(i) to the extent permitted by the Trust Indenture Act, waives any and all claims, in law and/or in equity, against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee will not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Senior Debt Securities;

(iii) acknowledges and agrees that neither a cancellation or deemed cancellation of the principal or interest (in each case, in whole or in part), nor the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Senior Debt Securities will give rise to a default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act; and

(iii) acknowledges and agrees that, upon the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority:

(A) the Trustee shall not be required to take any further directions from the Holders of the Senior Debt Securities with respect to any portion of the Senior Debt Securities that are written-down, converted to equity and/or cancelled under Section 5.12 of the Senior Debt Securities Indenture, and

(B) the Senior Debt Securities Indenture shall not impose any duties upon the Trustee whatsoever with respect to the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority.

Notwithstanding clauses (i)-(iii) above, if, following the completion of the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority, the Senior Debt Securities remain Outstanding (for example, if the exercise of the UK Bail-in Power results in only a partial write-down of the principal of the Senior Debt Securities), then the Trustee’s duties under the Senior Debt Securities Indenture shall remain applicable with respect to such Senior Debt Securities following such completion to the extent the Issuer and the Trustee shall agree pursuant to a supplemental indenture or an amendment to the Senior Debt Securities Indenture; provided, however, that, notwithstanding the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority, so long as the Senior Debt Securities remain Outstanding, there will at all times be a Trustee for the Senior Debt Securities in accordance with, Section 6.09 of the Senior Debt Securities Indenture, and the resignation and/or removal of the Trustee and the appointment of a successor Trustee will continue to be governed by Sections 6.10 and 6.11 of the Senior Debt Securities Indenture, respectively, including to the extent no additional supplemental indenture or amendment is agreed upon in the event the Senior Debt Securities remain Outstanding following the completion of the exercise of the UK Bail-in Power.

Upon the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Senior Debt Securities, the Issuer will provide a written notice to DTC as soon as practicable regarding such exercise of the UK Bail-in Power for the purposes of notifying the Holders of such occurrence. The Issuer will also deliver a copy of such notice to the Trustee for information purposes. Each Holder of the Senior Debt Securities (including for these purposes each holder of a beneficial interest in the Senior Debt Securities) shall be deemed to have authorized, directed and requested DTC and any direct participant in DTC or other intermediary through which it holds the Senior Debt Securities to take any and all necessary action, if required, to implement the exercise of the UK Bail-in Power with respect to the Senior Debt Securities as it may be imposed, without any further action or direction on the part of such Holder or the Trustee.

“UK Bail-in Power” means the powers under the UK Bail-in Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or affiliate of a bank or investment firm, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability.

“UK Bail-in Legislation” means Part I of the UK Banking Act 2009 and any other law or regulation applicable in the UK relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings).

“Relevant UK Resolution Authority” means the Bank of England or any other authority with the ability to exercise a UK Bail-in Power.

“Amounts Due” means the principal amount of, and accrued but unpaid interest, including any Additional Amounts due on, the Senior Debt Securities. References to principal and interest will include payments of principal and interest that have become due and payable but which have not been paid, prior to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority.

Subject to applicable law, no Holder of the Senior Debt Securities may exercise, claim or plead any right of set-off, compensation or retention in respect of any amount owed to it by the Issuer arising under or in connection with the Senior Debt Securities or the Senior Debt Securities Indenture, and each Holder of the Senior Debt Securities shall, by virtue of being the Holder of the Senior Debt Securities, be deemed to have waived all such rights of set-off, compensation or retention.

The Senior Debt Securities Indenture and the Senior Debt Securities, including this Senior Debt Security, shall be governed by and construed in accordance with the law of the State of New York.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused “CUSIP” numbers to be printed on the Senior Debt Securities as a convenience to the Holders of the Senior Debt Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Senior Debt Securities, and reliance may be placed only on the other identification numbers printed hereon.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby
sells, assigns and transfers unto

PLEASE INSERT SOCIAL

SECURITY OR OTHER IDENTIFYING

NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address, including Zip Code, of Assignee)

the within Security of the company and                                  hereby does irrevocably constitute and appoint.

attorney to transfer said Security on the books of the within-named company with full power of substitution in the premises.

Dated:

Signature

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

NOTICE: Signature(s) must be guaranteed by an “eligible guarantor institution” that is a member or participant in a “signature guarantee program” (e.g., the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program and the New York Stock Exchange Medallion Program).

EXHIBIT C

FORM OF FLOATING RATE NOTE DUE 2029

This Senior Debt Security is in global form within the meaning of the Senior Debt Securities Indenture hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (“DTC”), or a nominee of DTC, which may be treated by the Issuer, the Trustee and any agent thereof as owner and holder of this Senior Debt Security for all purposes.

Notwithstanding any other term of the Senior Debt Securities represented by this Global Security or the Senior Debt Securities Indenture (as defined herein) or any other agreements, arrangements or understandings between the Issuer and any Holder, by its acquisition of the Senior Debt Securities, each Holder of the Senior Debt Securities (including for these purposes each holder of a beneficial interest in the Senior Debt Securities) acknowledges, accepts, agrees to be bound by and consents to: (a) the effect of the exercise of any UK Bail-in Power (as defined herein) by the Relevant UK Resolution Authority (as defined herein) arising in respect of the Senior Debt Securities, whether or not imposed with prior notice, that may include and result in: (i) the reduction of all, or a portion, of the Amounts Due (as defined herein); (ii) the conversion of all, or a portion, of the Amounts Due on the Senior Debt Securities into shares, other securities or other obligations of the Issuer or another Person (and the issue to or conferral on the Holders of the Senior Debt Securities of such shares, securities or obligations)), including by means of an amendment, modification or variation of the terms of the Senior Debt Securities; (iii) the cancellation of the Senior Debt Securities including any other Amounts Due on the Senior Debt Securities; (iv) the amendment or alteration of the maturity of the Senior Debt Securities or amendment of the amount of interest payable on the Senior Debt Securities, or the date on which the interest becomes payable, including by suspending payment for a temporary period; and (b) the variation, if necessary, of the terms of the Senior Debt Securities Indenture or the Senior Debt Securities as may be deemed necessary by the Relevant UK Resolution Authority to give effect to the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority.

Unless this certificate is presented by an authorized representative of DTC to the Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Unless and until it is exchanged in whole or in part for Senior Debt Securities in definitive form in the limited circumstances referred to in the Senior Debt Securities Indenture, this Global Security may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor depositary or a nominee of such successor depositary.

Registered No. [ ]	Principal Amount: $[ ]
CUSIP: 80281L AW5 ISIN: US80281LAW54

SANTANDER UK GROUP HOLDINGS PLC

Floating Rate Notes due 2029

Santander UK Group Holdings plc, a public limited company incorporated in England and Wales (hereinafter called the “Issuer,” which term shall include any successor entity under the Senior Debt Securities Indenture), for value received, hereby promises to pay to Cede & Co., as nominee for DTC, or registered assigns, upon presentation, the principal sum of [      ] DOLLARS ($[      ]) on September 22, 2029 (the “Maturity Date”).

The Issuer hereby promises to pay interest thereon from (and including) September 22, 2025 to (but excluding) the Maturity Date, quarterly in arrear on March 22, June 22, September 22 and December 22, commencing on December 22, 2025 (each an “Interest Payment Date”) (the period beginning on (and including) an Interest Payment Date and ending on (but excluding) the next succeeding Interest Payment date, each, an “Interest Period”), at a floating rate equal to the Benchmark plus 1.070% per annum (the “Margin”) (the “Interest Rate”). The Interest Rate on this Senior Debt Security will be calculated quarterly on each Interest Determination Date.

The interest so payable, and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Senior Debt Securities Indenture, be paid to the Person in whose name this Senior Debt Security is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth calendar day (whether or not a Business Day) preceding the related Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Senior Debt Security is registered at the close of business on a Special Record Date for the payment of Defaulted Interest to be fixed by the Issuer, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Senior Debt Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Senior Debt Securities Indenture.

Payment of the principal of and interest on and any Additional Amounts in respect of this Global Security will be paid to DTC for the purpose of permitting DTC to credit the principal and interest received by it in respect of this Global Security to the accounts of the beneficial owners thereof; provided, however, that if this Senior Debt Security is not a Global Security, payment of the principal of, interest on and Additional Amounts, if any, in respect of this Senior Debt Security will be made at the office or agency of the Trustee in The City of New York, or elsewhere as provided in the Senior Debt Securities Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; and provided, further, that at the option of the Issuer payment of interest may be made by (a) check mailed to the address of the Person entitled thereto as such address shall appear in the Register or (b) transfer to an account of the Person entitled thereto located inside the United States.

If any Interest Payment Date (other than the Maturity Date or a Redemption Date) would fall on a day that is not a Business Day, then the Interest Payment Date will be postponed to the next succeeding Business Day and interest thereon will continue to accrue to but excluding such succeeding Business Day, except that if that Business Day falls in the next succeeding calendar month, the Interest Payment Date will be the immediately preceding Business Day and interest thereon will accrue to but excluding such preceding Business Day. If the Maturity Date or Redemption Date would fall on a day that is not a Business Day, then the payment of interest and principal will be made on the next succeeding Business Day but no additional interest shall be paid unless the Issuer fails to make payment on such next succeeding Business Day.

All amounts of principal, and premium, if any, and interest, if any, on the Senior Debt Securities will be paid by the Issuer without deduction or withholding for, or on account of, any and all present and future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Taxes”) now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the country in which the Issuer is organized or any political subdivision or authority thereof or therein having the power to tax (the “Taxing Jurisdiction”), unless such deduction or withholding is required by fiscal or other laws, regulations and directives. For the purposes of this Senior Debt Security, the phrase “fiscal or other laws, regulations and directives” shall include any obligation of the Issuer to withhold or deduct from a payment pursuant to an agreement described in Section 1471(b) of the Internal Revenue Code of 1986, as amended (the “Code”) or otherwise imposed pursuant to Sections 1471 through 1474 of the Code, any regulations thereunder or official interpretations thereof or any law implementing an intergovernmental approach thereto (collectively, “FATCA”). If deduction or withholding of any such Taxes shall at any time be required by the Taxing Jurisdiction, the Issuer will pay such additional amounts with respect to interest only (and not principal) on the Senior Debt Securities (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holders of Senior Debt Securities, after such deduction or withholding, shall equal the amounts which would have been payable in respect of the Senior Debt Securities had no such deduction or withholding been required; provided, however, that the foregoing will not apply to any such Tax which would not have been payable or due but for the fact that:

(i)	the Holder or the beneficial owner of this Senior Debt Security is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or physically present in, the Taxing Jurisdiction or otherwise has some connection with the Taxing Jurisdiction other than the holding or ownership of this Senior Debt Security, or the collection of any interest payments on this Senior Debt Security;

(ii)	except in the case of a winding-up of the Issuer in the United Kingdom, this Senior Debt Security is presented (where presentation is required) for payment in the United Kingdom;

(iii)	this Senior Debt Security is presented (where presentation is required) for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amount on presenting (where presentation is required) the same for payment at the close of such 30 day period;

(iv)	the Holder or the beneficial owner of this Senior Debt Security or the beneficial owner of any payment of any interest on this Senior Debt Security failed to comply with a request of the Issuer or its liquidator or other authorized person addressed to the Holder (x) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (y) to make any declaration or other similar claim to satisfy any information requirement, which in the case of (x) or (y), is required or imposed by a statute, treaty, regulation or administrative practice of the Taxing Jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge; or

(v)	any combination of sub-clauses (i) through (iv) above;

nor shall Additional Amounts be paid with respect to any interest on the Senior Debt Securities to any holder who is a fiduciary or partnership or settlor with respect to such fiduciary or a member of such partnership other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of any Taxing Jurisdiction to be included in the income for tax purposes of a beneficiary or partner or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts, had it been the holder. For the avoidance of doubt, all payments in respect of the Senior Debt Securities will be made subject to any withholding or deduction required pursuant to any fiscal or other laws, regulations and directives, including FATCA, and the Issuer shall not be required to pay Additional Amounts with respect to interest on the Senior Debt Securities on account of any such deduction or withholding required pursuant to FATCA.

Whenever in this Senior Debt Security there is mentioned, in any context, the payment of any interest, on, or in respect of, the Senior Debt Securities such mention shall be deemed to include mention of the payment of Additional Amounts provided for herein to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions hereof and as if express mention of the payment of Additional Amounts (if applicable) were made in any provisions hereof where such express mention is not made.

A “Business Day” is any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in the City of New York or London, England are authorized or required by law, regulation or executive order to close.

Additional provisions of this Senior Debt Security are set forth following the signature page hereof, which provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to on the reverse hereof by manual signature, this Senior Debt Security shall not be entitled to any benefit under the Senior Debt Securities Indenture or be valid or obligatory for any purpose.

[The remainder of this page has been left blank intentionally]

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed this 22nd day of September 2025.

SANTANDER UK GROUP HOLDINGS PLC

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Senior Debt Securities of the series designated herein referred to in the within-mentioned Senior Debt Securities Indenture.

Dated: September 22, 2025

CITIBANK, N.A.,
as Trustee

By:
Authorized Signatory

Floating Rate Notes due 2029

This Senior Debt Security is one or all of a duly authorized issue of securities of the Issuer (herein called the “Senior Debt Securities”), initially limited in aggregate principal amount to $400,000,000 issued and to be issued in one or more series under an Amended and Restated Indenture, dated as of April 18, 2017, between the Issuer and Citibank, N.A., as trustee (the “Trustee,” which term includes any successor trustee under the Senior Debt Securities Indenture (as defined below), as successor to Wells Fargo Bank, National Association pursuant to an Agreement of Resignation, Appointment and Acceptance dated as of March 4, 2021 among the Issuer, the Trustee and Wells Fargo Bank, National Association) (as heretofore supplemented and amended, the “Original Senior Debt Securities Indenture”), as supplemented and amended by the Twelfth Supplemental Indenture, dated as of September 22, 2025 (the “Twelfth Supplemental Indenture” and, together with the Original Securities Indenture, the “Senior Debt Securities Indenture”) between the Issuer and the Trustee to which Senior Debt Securities Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Senior Debt Securities and of the terms upon which the Senior Debt Securities are, and are to be, authenticated and delivered. This Senior Debt Security is one or all of the series designated as the “Floating Rate Notes due 2029.” All terms used in this Senior Debt Security that are defined in the Senior Debt Securities Indenture and not otherwise defined herein shall have the meanings assigned to them in the Senior Debt Securities Indenture.

The Calculation Agent, who shall be Citibank, N.A., or its successor appointed by the Issuer, will determine the Floating Rate by reference to the Benchmark on the second U.S. Government Securities Business Day preceding the applicable Interest Payment Date (each, an “Interest Determination Date”). Promptly upon such determination, the Calculation Agent will notify the Issuer and the Trustee (if the Calculation Agent is not the same entity as the Trustee) of the new interest rate.

The “Benchmark” means, initially, Compounded SOFR Index Rate; provided that if a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement as provided in and determined in accordance with the Senior Debt Securities Indenture.

“Compounded SOFR Index Rate” means the rate computed by the Calculation Agent in accordance with the following formula (and the resulting percentage will be rounded if necessary to the nearest fifth decimal place):

Where:

“d” is the number of calendar days from (and including) SOFR IndexStart to (but excluding) SOFR IndexEnd (being the number of calendar days in the Observation Period);

“SOFR IndexStart” is the SOFR Index value for the day which is two U.S. Government Securities Business Days preceding the first date of the relevant Interest Period;

“SOFR IndexEnd” is the SOFR Index value for the day which is two U.S. Government Securities Business Days preceding the Interest Payment Date relating to such Interest Period;

“SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1)            the SOFR Index value as published by the SOFR Administrator as such index appears on the SOFR Administrator’s Website at the SOFR Determination Time; provided that:

(2)            if a SOFR Index value does not so appear as specified in (1) above at the SOFR Determination Time, then (i) if a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, then Compounded SOFR Index Rate shall be the rate determined pursuant to the “SOFR Index Unavailability” provisions below or (ii) if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred in respect of SOFR, then Compounded SOFR Index Rate shall be the rate determined pursuant to the “Benchmark Transition Provisions” below.

“SOFR” means, with respect to any U.S. Government Securities Business Day, the rate determined by the Calculation Agent in accordance with the following provisions:

(1)            the Secured Overnight Financing Rate published for such U.S. Government Securities Business Day as such rate appears on the NY Federal Reserve’s website on the immediately following U.S. Government Securities Business Day at the SOFR Determination Time.

(2)            if the rate does not so appear, the Secured Overnight Financing Rate published on the NY Federal Reserve’s website for the first preceding U.S. Government Securities Business Day for which the Secured Overnight Financing Rate was published on the NY Federal Reserve’s website.

“NY Federal Reserve’s website” means the website of the Federal Reserve Bank of New York (the “NY Federal Reserve”), currently at http://www.newyorkfed.org, or any successor website of the NY Federal Reserve or the website of any successor administrator of the Secured Overnight Financing Rate.

“Observation Period” means the period from (and including) the day falling two U.S. Government Securities Business Days prior to the first day of the relevant Interest Period to (but excluding) the day falling two U.S. Government Securities Business Days prior to the relevant Interest Payment Date for such Interest Period.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of SOFR).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source.

“SOFR Determination Time” means, with respect to any U.S. Government Securities Business Day, 3:00 p.m. (New York City time) on such U.S. Government Securities Business Day.

“U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association (SIFMA) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Notwithstanding clauses (1) and (2) of the definition of “SOFR” above, if the Issuer or the Issuer’s designee (in consultation with the Issuer) determines on or prior to the relevant Interest Determination Date that a Benchmark Transition Event and related Benchmark Replacement Date have occurred with respect to SOFR, then Section 3.05 of the Twelfth Supplemental Indenture will thereafter apply to all determinations of the rate of interest payable on the Senior Debt Securities.

In accordance with and subject to Section 3.05 of the Twelfth Supplemental Indenture, after a Benchmark Transition Event and related Benchmark Replacement Date have occurred, the amount of interest that will be payable for each interest period on the Senior Debt Securities will be determined by reference to a rate per annum equal to the Benchmark Replacement plus the Margin.

By its acquisition of the Senior Debt Securities, each Holder (including each holder of a beneficial interest in the Senior Debt Securities) (i) will acknowledge, accept, consent and agree to be bound by the Issuer or its designee’s determination of a Benchmark Transition Event, a Benchmark Replacement Date, the Benchmark Replacement, the Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes, including as may occur without any prior notice from the Issuer and without the need for the Issuer to obtain any further consent from such Holder, (ii) will waive any and all claims, in law and/or in equity, against the Trustee, the Paying Agent and the Calculation Agent or the Issuer’s designee for, agree not to initiate a suit against the Trustee, the Paying Agent and the Calculation Agent or the Issuer’s designee in respect of, and agree that none of the Trustee, the Paying Agent or the Calculation Agent or the Issuer’s designee will be liable for, the determination of or the Issuer’s failure or delay to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes, and any losses suffered in connection therewith and (iii) will agree that none of the Trustee, the Paying Agent or the Calculation Agent or the Issuer’s designee will have any obligation to determine, confirm or verify any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes (including any adjustments thereto), including in the event of any failure or delay by the Issuer to determine any Benchmark Transition Event, any Benchmark Replacement Date, any Benchmark Replacement, any Benchmark Replacement Adjustment and any Benchmark Replacement Conforming Changes.

Subject to the provisions of the Senior Debt Securities Indenture and the satisfaction of the Regulatory Redemption Conditions (as defined below), the Issuer may redeem the Senior Debt Securities, at its option, in whole, but not in part, on September 22, 2028 at a Redemption Price equal to 100% of the principal amount of the Senior Debt Securities, plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

As provided in and subject to the provisions of the Senior Debt Securities Indenture, subject to the satisfaction of the Regulatory Redemption Conditions the Issuer will also have the option to redeem the Senior Debt Securities in whole on any Interest Payment Date, at a Redemption Price equal to 100% of the principal amount, together with accrued but unpaid interest, if any, in respect of the Senior Debt Securities to the date fixed for redemption, if, at any time, the Issuer shall determine (such view being confirmed by a written legal opinion of independent United Kingdom counsel of recognized standing as set forth in the Senior Debt Securities Indenture) that as a result of a change in or amendment to the laws or regulations of the Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party) (as defined below), any change in the official application or interpretation of such laws or regulations (including a decision of any court or tribunal) which change or amendment becomes effective on or after a date included in the terms of such Senior Debt Securities:

(a)           in making payment under the Senior Debt Securities in respect of any interest it has or will or would on the next Interest Payment Date become obligated to pay Additional Amounts;

(b)           any payment of Interest on an Interest Payment Date in respect of the Senior Debt Securities has been treated as a “distribution,” or the payment of interest on the next Interest Payment Date in respect of any of the Senior Debt Securities would be treated as a “distribution,” in each case within the meaning of Section 1000 of the Corporation Tax Act 2010 of the United Kingdom (or any statutory modification or re-enactment thereof for the time being); or

(c)           on an Interest Payment Date the Issuer was not entitled, or on the next Interest Payment Date the Issuer would not be entitled, to claim a deduction in respect of such payment of interest in computing its United Kingdom taxation liabilities (or the value of such deduction to the Issuer would be materially reduced).

As provided in and subject to the provisions of the Senior Debt Securities Indenture, if a Loss Absorption Disqualification Event has occurred and is continuing, the Issuer may exercise the Loss Absorption Disqualification Event Call Option, having given not less than five (5) Business Days nor more than 60 days’ notice to the Trustee, the Paying Agent, the Holders and the Registrar (which notice shall be irrevocable and shall specify the Loss Absorption Disqualification Redemption Date). Upon the expiry of such notice the Issuer shall be bound to redeem the Senior Debt Securities accordingly.

In any case where the Issuer shall determine that as a result of the occurrence of a Loss Absorption Disqualification Event it is entitled to exercise the Loss Absorption Disqualification Event Call Option in respect of the Senior Debt Securities, the Issuer shall be required to deliver to the Trustee an Officer’s Certificate stating that the relevant requirement or circumstance referred to herein applies.

For the purposes of the Senior Debt Securities:

“Capital Rules” means at any time the regulations, requirements, guidelines and policies relating to capital resources requirements or capital adequacy then in effect and applicable to the Group (including, without limitation, and any regulations, requirements, guidelines and policies of the Regulator as may from time to time be applicable to the Group).

“Group” means the Issuer and each other entity which is part of the: (i) UK prudential consolidation group (as that term, or its successor, is used in the Capital Rules); and/or (ii) resolution group (as that term, or its successor, is used in the Loss Absorption Regulations), of which the Issuer is part from time to time (as applicable).

“Loss Absorption Disqualification Event” means:

(i)	at the time that any Loss Absorption Regulation becomes effective after the date of issuance of the Senior Debt Securities, and as a result of such Loss Absorption Regulation becoming so effective, in each case with respect to the Issuer and/or the Group, the Senior Debt Securities are not or will not be eligible to qualify in full towards the Issuer’s and/or the Group’s minimum requirements for (A) own funds and eligible liabilities and/or (B) loss absorbing capacity instruments; or

(ii)	as a result of any amendment to, or change in, any Loss Absorption Regulation, or any change in the application or official interpretation of any Loss Absorption Regulation, in any such case becoming effective on or after the date of issuance of the Senior Debt Securities, such Senior Debt Securities are or will be fully or partially excluded from the Issuer’s and/or the Group’s minimum requirements for (A) own funds and eligible liabilities and/or (B) loss absorbing capacity instruments, in each case as such minimum requirements are applicable to the Issuer of such Senior Debt Securities and/or the Group and determined in accordance with, and pursuant to, the relevant Loss Absorption Regulations; provided that a Loss Absorption Disqualification Event shall not occur where the exclusion of the Senior Debt Securities from the relevant minimum requirement(s) is due to the remaining maturity of the Senior Debt Securities being less than any period prescribed by any applicable eligibility criteria for such minimum requirements under the relevant Loss Absorption Regulations effective with respect to the Issuer and/or the Group on the date of issuance of the Senior Debt Securities.

“Loss Absorption Disqualification Event Call Option” means the Issuer’s option, subject to the satisfaction of the Regulatory Redemption Conditions, to redeem in whole, but not in part, the Senior Debt Securities at any time at a redemption price equal to 100% of the principal amount, together with accrued but unpaid interest, if any, in respect of the Senior Debt Securities to (but excluding) the Loss Absorption Disqualification Redemption Date, upon the occurrence of a Loss Absorption Disqualification Event which is continuing.

“Loss Absorption Disqualification Redemption Date” means the date fixed for redemption pursuant to an exercise by the Issuer of the Loss Absorption Disqualification Event Call Option.

“Loss Absorption Regulations” means, at any time, the laws, regulations, requirements, guidelines, rules, standards and policies relating to minimum requirements for own funds and eligible liabilities and/or loss absorbing capacity instruments of the United Kingdom, the PRA, the United Kingdom resolution authority, the Financial Stability Board and/or any regulations, requirements, guidelines, rules, standards and policies relating to minimum requirements for own funds and eligible liabilities and/or loss absorbing capacity instruments adopted by the PRA and/or the United Kingdom resolution authority from time to time (whether or not such regulations, requirements, guidelines, rules, standards or policies are applied generally or specifically to the Issuer or to the Group).

“PRA” means the Prudential Regulation Authority as defined in the Financial Services and Markets Act 2000, as amended, modified, re-enacted or replaced from time to time.

“Regulator” means (i) the Bank of England, in its capacity as the PRA, or such successor or other authority having primary responsibility for the prudential supervision of the Issuer and the Group; and/or (ii) the Bank of England or such other successor or other authority designated as the United Kingdom resolution authority or otherwise having primary responsibility for the resolution of financial institutions in the United Kingdom, as applicable in accordance with the Capital Rules or Loss Absorption Regulations.

“Regulatory Approval” means, at any time, such approval, consent or prior permission by, or notification required within prescribed periods to, the Regulator, or such waiver of the then prevailing Loss Absorption Regulations from the Regulator, as is required under the then prevailing Loss Absorption Regulations at such time.

“Regulatory Preconditions” means if, at the time of a redemption or purchase, the prevailing Loss Absorption Regulations permit the redemption or purchase after compliance with any pre-conditions, the Issuer having complied with such pre-conditions.

“Regulatory Redemption Conditions” means: (a) the Issuer has obtained Regulatory Approval; and (b) the Issuer is in compliance with the Regulatory Preconditions.

Notwithstanding any other term of the Senior Debt Securities represented by this Global Security or the Senior Debt Securities Indenture, if required pursuant to any Loss Absorption Regulation the Issuer may only redeem or repurchase the notes prior to the Maturity Date if it has satisfied the Regulatory Redemption Conditions.

In the event of a redemption as described in the paragraphs above, unless otherwise specified notice of such redemption to the Holders of the Senior Debt Securities of any series to be redeemed in whole but not in part at the option of the Issuer shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least five (5) Business Days and not more than 60 days prior to the date fixed for redemption to such Holders of the Senior Debt Securities of such series at their last addresses as they shall appear upon the Register of the Issuer.

The Senior Debt Securities Indenture contains provisions for satisfaction and discharge of the Senior Debt Securities Indenture applicable to the Issuer upon compliance by the Issuer with certain conditions set forth in the Senior Debt Securities Indenture, which provisions apply to this Senior Debt Security.

If an Event of Default with respect to the Senior Debt Securities of this series shall occur and be continuing, the principal of the Senior Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Senior Debt Securities Indenture.

As provided in and subject to the provisions of the Senior Debt Securities Indenture, if an Event of Default occurs and is continuing with respect to the Senior Debt Securities of this series (except in any such case for a solvent winding-up solely for the purpose of a merger, reconstruction or amalgamation of us, the terms of which reorganization, reconstruction or amalgamation (i) have previously been approved in writing by a majority of Holders and (ii) do not provide that the Senior Debt Securities shall thereby become redeemable or repayable in accordance with the terms of the Senior Debt Securities), the Trustee may, and if so requested by the Holders of not less than 25% in principal amount of the outstanding Senior Debt Securities of such series will, declare the principal amount together with accrued interest, if any, with respect to the Senior Debt Securities of this series due and payable immediately, by a notice in writing to the Issuer (and to the Trustee if given by the Holder or Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

The Holder of this Senior Debt Security shall not have the right to institute any proceeding with respect to the Senior Debt Securities Indenture or for the appointment of an administrator, receiver or trustee or for any other remedy thereunder, unless such Holder has previously given written notice to the Trustee of a continuing Event of Default or Default with respect to such Senior Debt Security specifying such Event of Default or Default and stating that such notice is a “Notice of Default” under the Senior Debt Securities Indenture; the Holders of not less than 25% in aggregate principal amount of such Senior Debt Security shall have made written request to the Trustee to institute proceedings in respect of such Event of Default or Default in its own name, as Trustee hereunder; such Holders have offered to the Trustee reasonable indemnity or security satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request; the Trustee for 60 days after its receipt of such notice, request and offer of indemnity or security has failed to institute any such proceeding; and no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of such Senior Debt Security; it being understood and intended that no one or more Holders of this series shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of the Senior Debt Securities Indenture or the Senior Debt Securities to affect, disturb or prejudice the rights of any other such Holders or holders, or to obtain or to seek to obtain priority or preference over any other such Holders or holders or to enforce any right under the Senior Debt Securities Indenture, except in the manner herein provided and for the equal and ratable benefit of all Holders of this series. The foregoing shall not apply to any suit instituted by the Holder of this Senior Debt Security for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed herein.

The Senior Debt Securities Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Senior Debt Securities under the Senior Debt Securities Indenture at any time by the Issuer and the Trustee with the consent of the Holders of not less than a majority in principal amount of the outstanding Senior Debt Securities affected by such amendment. The Senior Debt Securities Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Senior Debt Securities at the time outstanding, on behalf of the Holders of all Senior Debt Securities, to waive compliance by the Issuer with certain provisions of the Senior Debt Securities Indenture and certain past defaults under the Senior Debt Securities Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Debt Security and of any Senior Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Debt Security.

No reference herein to the Senior Debt Securities Indenture and no provision of this Senior Debt Security or of the Senior Debt Securities Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Senior Debt Security at the times, place and rate, and in the coin or currency, herein prescribed.

The Issuer may, from time to time, without the consent of the Holders of the Senior Debt Securities, issue additional Senior Debt Securities of this series having the same ranking and same interest rate, stated maturity, redemption terms and other terms, except for the price to the public and issue date and first Interest Payment Date, as this Senior Debt Security; provided however that such additional Senior Debt Securities shall be issued under a separate CUSIP, Common Code and/or ISIN number unless the additional Senior Debt Securities are issued pursuant to a “qualified reopening” of the original series, are otherwise treated as part of the same “issue” of debt instruments as the original series, or the original series was issued with no more than a de minimis amount of original issue discount and the additional Senior Debt Securities are issued with no more than a de minimis amount of original issue discount, in each case for U.S. federal income tax purposes. Any such additional Senior Debt Securities, together with this Senior Debt Security, will constitute a single series of Senior Debt Securities under the Senior Debt Securities Indenture.

As provided in the Senior Debt Securities Indenture and subject to certain limitations therein set forth, the transfer of this Senior Debt Security is registrable in the Register, upon surrender of this Senior Debt Security for registration of transfer at the office or agency of the Issuer in any place of payment where the principal of and interest on this Senior Debt Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Registrar duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Senior Debt Securities of this series, of authorized denominations containing identical terms and provisions, of a like aggregate principal amount, will be issued to the designated transferee or transferees.

The Senior Debt Securities of this series are issuable only in registered form without coupons in denominations of $200,000 and integral multiples of $1,000 in excess thereof. As provided in the Senior Debt Securities Indenture and subject to certain limitations set forth therein, Senior Debt Securities of this series are exchangeable for a like aggregate principal amount of Senior Debt Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but, subject to certain exceptions set forth in the Senior Debt Securities Indenture, the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Senior Debt Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Senior Debt Security is registered as the owner hereof for all purposes, whether or not this Senior Debt Security be overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

The obligations of the Issuer under the Senior Debt Securities Indenture and this Senior Debt Security and all documents delivered in the name of the Issuer in connection herewith and therewith do not and shall not constitute personal obligations of the directors, officers, employees, agents or shareholders of the Issuer or any of them, and shall not involve any claim against or personal liability on the part of any of them, and all persons including the Trustee shall look solely to the assets of the Issuer for the payment of any claim thereunder or for the performance thereof and shall not seek recourse against such directors, officers, employees, agents or shareholders of the Issuer or any of them or any of their personal assets for such satisfaction. The performance of the obligations of the Issuer under the Senior Debt Securities Indenture and this Senior Debt Security and all documents delivered in the name of the Issuer in connection therewith shall not be deemed a waiver of any rights or powers of the Issuer or its directors or shareholders under the Issuer’s Memorandum and Articles of Association.

Notwithstanding any other term of the Senior Debt Securities or the Senior Debt Securities Indenture or any other agreements, arrangements or understandings between the Issuer and any Holder of the Senior Debt Securities (including for these purposes each holder of a beneficial interest in the Senior Debt Securities), by its acquisition of the Senior Debt Securities, each Holder of the Senior Debt Securities acknowledges, accepts, agrees to be bound by and consents to:

(a) the effect of the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority arising in respect of the Senior Debt Securities, whether or not imposed with prior notice, that may include and result in: (i) the reduction of all, or a portion, of the Amounts Due; (ii) the conversion of all, or a portion, of the Amounts Due on the Senior Debt Securities into shares, other securities or other obligations of the Issuer or another Person (and the issue to or conferral on the Holders of the Senior Debt Securities of such shares, securities or obligations), including by means of an amendment, modification or variation of the terms of the Senior Debt Securities; (iii) the cancellation of the Senior Debt Securities including any other Amounts Due on the Senior Debt Securities; and/or (iv) the amendment or alteration of the maturity of the Senior Debt Securities or amendment of the amount of interest payable on the Senior Debt Securities, or the date on which the interest becomes payable, including by suspending payment for a temporary period; and

(b) the variation, if necessary, of the terms of the Senior Debt Securities Indenture or the Senior Debt Securities to give effect to the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority.

No Amounts Due on the Senior Debt Securities will become due and payable or be paid after the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority if and to the extent such Amounts Due have been reduced, converted, cancelled, amended or altered as a result of such exercise.

Notwithstanding any other provision of the Senior Debt Securities Indenture or the Senior Debt Securities, neither a reduction or cancellation, in part or in full, of the Amounts Due, the conversion thereof into another security or obligation of the Issuer or another Person, as a result of the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Issuer, nor the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Senior Debt Securities will be an Event of Default.

By its acquisition of the Senior Debt Securities, each Holder of the Senior Debt Securities (which for these purposes includes each holder of a beneficial interest in the Senior Debt Securities):

(i) to the extent permitted by the Trust Indenture Act, waives any and all claims, in law and/or in equity, against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee will not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Senior Debt Securities;

(ii) acknowledges and agrees that neither a cancellation or deemed cancellation of the principal or interest (in each case, in whole or in part), nor the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Senior Debt Securities will give rise to a default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act; and

(iii) acknowledges and agrees that, upon the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority:

(A) the Trustee shall not be required to take any further directions from the Holders of the Senior Debt Securities with respect to any portion of the Senior Debt Securities that are written-down, converted to equity and/or cancelled under Section 5.12 of the Senior Debt Securities Indenture, and

(B) the Senior Debt Securities Indenture shall not impose any duties upon the Trustee whatsoever with respect to the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority.

Notwithstanding clauses (i)-(iii) above, if, following the completion of the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority, the Senior Debt Securities remain Outstanding (for example, if the exercise of the UK Bail-in Power results in only a partial write-down of the principal of the Senior Debt Securities), then the Trustee’s duties under the Senior Debt Securities Indenture shall remain applicable with respect to such Senior Debt Securities following such completion to the extent the Issuer and the Trustee shall agree pursuant to a supplemental indenture or an amendment to the Senior Debt Securities Indenture; provided, however, that, notwithstanding the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority, so long as the Senior Debt Securities remain Outstanding, there will at all times be a Trustee for the Senior Debt Securities in accordance with, Section 6.09 of the Senior Debt Securities Indenture, and the resignation and/or removal of the Trustee and the appointment of a successor Trustee will continue to be governed by Sections 6.10 and 6.11 of the Senior Debt Securities Indenture, respectively, including to the extent no additional supplemental indenture or amendment is agreed upon in the event the Senior Debt Securities remain Outstanding following the completion of the exercise of the UK Bail-in Power.

Upon the exercise of the UK Bail-in Power by the Relevant UK Resolution Authority with respect to the Senior Debt Securities, the Issuer will provide a written notice to DTC as soon as practicable regarding such exercise of the UK Bail-in Power for the purposes of notifying the Holders of such occurrence. The Issuer will also deliver a copy of such notice to the Trustee for information purposes. Each Holder of the Senior Debt Securities (including for these purposes each holder of a beneficial interest in the Senior Debt Securities) shall be deemed to have authorized, directed and requested DTC and any direct participant in DTC or other intermediary through which it holds the Senior Debt Securities to take any and all necessary action, if required, to implement the exercise of the UK Bail-in Power with respect to the Senior Debt Securities as it may be imposed, without any further action or direction on the part of such Holder or the Trustee.

“UK Bail-in Power” means the powers under the UK Bail-in Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or affiliate of a bank or investment firm, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability.

“UK Bail-in Legislation” means Part I of the UK Banking Act 2009 and any other law or regulation applicable in the UK relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings).

“Relevant UK Resolution Authority” means the Bank of England or any other authority with the ability to exercise a UK Bail-in Power.

“Amounts Due” means the principal amount of, and accrued but unpaid interest, including any Additional Amounts due on, the Senior Debt Securities. References to principal and interest will include payments of principal and interest that have become due and payable but which have not been paid, prior to the exercise of any UK Bail-in Power by the Relevant UK Resolution Authority.

Subject to applicable law, no Holder of the Senior Debt Securities may exercise, claim or plead any right of set-off, compensation or retention in respect of any amount owed to it by the Issuer arising under or in connection with the Senior Debt Securities or the Senior Debt Securities Indenture, and each Holder of the Senior Debt Securities shall, by virtue of being the Holder of the Senior Debt Securities, be deemed to have waived all such rights of set-off, compensation or retention.

The Senior Debt Securities Indenture and the Senior Debt Securities, including this Senior Debt Security, shall be governed by and construed in accordance with the law of the State of New York.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused “CUSIP” numbers to be printed on the Senior Debt Securities as a convenience to the Holders of the Senior Debt Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Senior Debt Securities, and reliance may be placed only on the other identification numbers printed hereon.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby
sells, assigns and transfers unto

PLEASE INSERT SOCIAL

SECURITY OR OTHER IDENTIFYING

NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address, including Zip Code, of Assignee)

the within Security of the company and                                  hereby does irrevocably constitute and appoint.

attorney to transfer said Security on the books of the within-named company with full power of substitution in the premises.

Dated:

Signature

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

NOTICE: Signature(s) must be guaranteed by an “eligible guarantor institution” that is a member or participant in a “signature guarantee program” (e.g., the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program and the New York Stock Exchange Medallion Program).